SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Grown Rogue International Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Fellow Shareholder:

Please join us for Grown Rogue International Inc.’s annual and special meeting (the “Meeting”) of shareholders to be held on Monday, October 26, 2026, at 11:00am (Eastern Daylight Time) at the offices of Miller Thomson LLP, Scotia Plaza, 40 King Street West, Suite 6600, Toronto, Ontario, M5H 3S1.

Attached to this letter is a Notice of Meeting, Proxy Statement and Information Circular, which describe the business to be conducted at the Meeting. We urge you to read the accompanying materials regarding the matters to be voted on at the Meeting and to submit your voting instructions by proxy.

Whether or not you plan to attend the Meeting, your vote is important to us. You may vote your subordinate voting shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card or you may vote in person at the Meeting. Detailed instructions regarding each of these voting methods are included in the accompanying Proxy Statement and Information Circular and, where applicable, in the voting materials provided to you. We encourage you to vote by proxy by Internet, by telephone or by proxy card even if you plan to attend the Meeting. By doing so, you will ensure that your subordinate voting shares are represented and voted at the Meeting.

Thank you for your continued support of Grown Rogue.

/s/ J. Obie Strickler
J. Obie Strickler
Director, President and Chief Executive Officer

GROWN ROGUE INTERNATIONAL Inc.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2026

PROXY STATEMENT

AND

MANAGEMENT INFORMATION CIRCULAR

[●], 2026

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that Grown Rogue International Inc. (the “Corporation”) will hold its annual and special meeting of shareholders (the “Meeting”) on Monday, October 26, 2026, at 11:00am (Eastern Daylight Time) at the offices of Miller Thomson LLP, Scotia Plaza, 40 King Street West, Suite 6600, Toronto, Ontario, M5H 3S1, for the following purposes:

1.	to present the audited consolidated financial statements of the Corporation for the financial year ended December 31, 2025, together with the independent auditor’s report thereon;

2.	to elect the directors of the Corporation for the ensuing year;

3.	to appoint Turner, Stone & Company, L.L.P. as the independent auditors of the Corporation until the next annual meeting of shareholders and authorize the directors to fix the auditors’ remuneration;

4.	to consider and, if deemed appropriate, to pass, with or without variation, an ordinary resolution approving the Corporation’s amended and restated long-term equity based incentive plan;

5.	to consider and, if deemed appropriate, to pass, with or without variation, a special resolution authorizing and approving a consolidation of the Corporation’s issued and outstanding subordinate voting shares and multiple voting shares on the basis of one (1) post-consolidation share for up to thirty (30) pre-consolidation shares, as more particularly described in the Circular; and

6.	to transact any other business properly brought before the Meeting.

Shareholders of record as at the close of business on August 31, 2026 will be entitled to notice of and to vote at the Meeting. A detailed description of the matters to be acted upon at the Meeting is set forth in the accompanying proxy statement and management information circular (the “Proxy Statement and Information Circular”). The Corporation has elected to use the notice-and-access provisions under Rule 14a-16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer and National Instrument 51-102 – Continuous Disclosure Obligations (collectively, the “Notice-and-Access Provisions”) of the Canadian Securities Administrators for the Meeting. The Notice-and-Access Provisions are a set of rules developed by the U.S. Securities and Exchange Commission (the “SEC”) and Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to shareholders of the Corporation by allowing the Corporation to post its Proxy Statement and Information Circular and any additional materials online. Shareholders who would like more information about the Notice-and-Access Provisions or paper copies of the Proxy Statement and Information Circular and any additional materials may contact the Corporation’s transfer agent, Odyssey Trust Company, toll-free at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America). Please see “Notice-and-Access” in the accompanying Proxy Statement and Information Circular. We strongly encourage shareholders to vote their shares of the Corporation prior to the Meeting by any of the means described in the Proxy Statement and Information Circular.

The Proxy Statement and Information Circular and all additional materials have been posted in full online at https://odysseytrust.com/client/grown-rogue-international-inc/, the SEC’s Electronic Data Gathering, Analysis, and Retrieval system website at www.sec.gov, and under the Corporation’s SEDAR+ profile at https://www.sedarplus.ca/. Shareholders are reminded to carefully review the Proxy Statement and Information Circular and any additional materials prior to voting on the matters being transacted at the Meeting. All shareholders of record as of August 31, 2026, the record date, will receive a notice and access notification containing instructions on how to access the Corporation’s Proxy Statement and Information Circular and all additional materials. Copies of: (a) this notice of annual and special meeting of shareholders; (b) the Proxy Statement and Information Circular; and (c) a management form of proxy and instructions in relation thereto (the “Management Proxy”); may be obtained free of charge by contacting Odyssey Trust Company at https://odysseytrust.com/ca-en/help/ or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America). In order to ensure that a paper copy of the Proxy Statement and Information Circular and additional materials can be delivered to a Shareholder in time for such Shareholder to review the Proxy Statement and Information Circular and return a Management Proxy or voting instruction form prior to the deadline to receive proxies, it is strongly suggested that shareholders ensure their request is received no later than [●].

i

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting or may be represented by proxy. Shareholders are requested to: (i) sign, date and deliver the Management Proxy to the Corporation’s registrar and transfer agent, Odyssey Trust Company, Trader’s Bank Building, 1100 – 67 Yonge Street Toronto ON M5E 1J8, or visit https://vote.odysseytrust.com, so it is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof; or (ii) return your voting instructions as specified in the request for voting instructions delivered to you, as applicable.

DATED this [●] day of [●], 2026

BY ORDER OF THE BOARD OF DIRECTORS

/s/ J. Obie Strickler
J. Obie Strickler
Director, President and Chief Executive Officer

ii

GROWN ROGUE INTERNATIONAL INC.

PROXY STATEMENT

AND

MANAGEMENT INFORMATION CIRCULAR

SOLICITATION OF PROXIES

This proxy statement and management information circular (the “Proxy Statement and Information Circular”) is furnished in connection with the solicitation by management (“Management”) of Grown Rogue International Inc. (the “Corporation”), of proxies to be used at the annual and special meeting of shareholders (the “Meeting”) of the Corporation to be held at 11:00 a.m. (Eastern Daylight Time) on Monday, October 26, 2026, for the purposes set forth in the accompanying notice of annual and special meeting (the “Notice”). The costs associated with this proxy solicitation will be borne by the Corporation.

Except as otherwise indicated, information herein is given as at [●]. In this Proxy Statement and Information Circular, all references to dollar amounts are to Canadian dollars, unless otherwise specified. All references to US$ indicate dollar amounts in the lawful currency of the United States. All references herein to the Corporation shall include its subsidiaries as the context may require.

The board of directors of the Corporation (the “Board” or “Board of Directors”) has by resolution fixed the close of business on August 31, 2026, as the record date (the “Record Date”) for the Meeting. Only holders of subordinate voting shares (“Subordinate Voting Shares”) and multiple voting shares (the “Multiple Voting Shares” and, together with the Subordinate Voting Shares, the “Shares”) of the Corporation (each, a “Shareholder” and collectively, the “Shareholders”) of record as at 5:00 pm (Eastern Daylight Time) as at the Record Date will be entitled to receive the Notice and related documents and to vote at the Meeting or at any adjournment thereof, but failure to receive such Notice does not deprive Shareholders of their right to vote their Shares at the Meeting.

If any person entitled to vote at the 2026 annual and special meeting of the Shareholders wishes to propose any matter for consideration at the next annual and special meeting in 2027, in order for such proposal to be considered for inclusion in the materials delivered to Shareholders in respect of such meeting, such proposal must be received by the Corporation no later than 120 days before the anniversary date of the release of the Corporation’s definitive proxy materials for the 2026 annual and special meeting.

The Corporation will use the Notice-and-Access Provisions (as defined below) to conduct the solicitation of proxies in connection with this Proxy Statement and Information Circular. Proxies may also be solicited by telephone, facsimile, email or in person by directors, officers and employees of the Corporation who will not be additionally compensated therefor. Arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons.

NOTICE-AND-ACCESS

The Corporation has elected to deliver the materials in respect of the Meeting pursuant to the notice-and-access provisions (“Notice-and-Access Provisions”) concerning the delivery of proxy-related materials to shareholders found in Rule 14a-16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and section 9.1.1 of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”), in the case of registered shareholders, and section 2.7.1 of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), in the case of beneficial shareholders. The Notice-and-Access Provisions are a set of rules that reduce the volume of proxy-related materials that must be physically mailed to shareholders by allowing issuers to deliver meeting materials to shareholders electronically by providing shareholders with access to these materials online.

The use of the Notice-and-Access Provisions reduces paper waste and mailing costs to the Corporation. In order for the Corporation to utilize the Notice-and-Access Provisions to deliver proxy-related materials by posting the Proxy Statement and Information Circular (and if applicable, other materials) electronically on a website that is not the U.S. Securities and Exchange Commission’s (the “SEC”) Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) or the Canadian Securities Administrators’ (“CSA”) System for Electronic Document Analysis and Retrieval (“SEDAR+”), the Corporation must send a notice to Shareholders, including beneficial Shareholders, indicating that the proxy-related materials have been posted and explaining how a Shareholder can access them or obtain a paper copy of those materials from the Corporation.

In accordance with the Notice-and-Access Provisions, a notice and a form of proxy or voting instruction form has been sent to all Shareholders informing them that this Proxy Statement and Information Circular is available online and explaining how this Proxy Statement and Information Circular may be accessed, in addition to outlining relevant dates and matters to be discussed at the Meeting. This Proxy Statement and Information Circular has been posted in full on https://odysseytrust.com/client/grown-rogue-international-inc/, the SEC’s EDGAR website at www.sec.gov, and under the Corporation’s SEDAR+ profile at https://www.sedarplus.ca/.

The Corporation will cause its agent to deliver copies of the proxy-related materials to the clearing agencies and Intermediaries (as hereinafter defined) for onward distribution to Non-Registered Holders (as hereinafter defined). The Corporation intends to pay for the Intermediaries to deliver to objecting Non-Registered Holders the proxy-related materials and Form 54-101F7 – Request for Voting Instructions Made by Intermediary of NI 54-101.

Any Shareholder who wishes to receive a paper copy of this Proxy Statement and Information Circular free of charge must contact Odyssey Trust Company 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America). In order to ensure that a paper copy of the Proxy Statement and Information Circular can be delivered to a requesting Shareholder in time for such Shareholder to review the Proxy Statement and Information Circular and return a form of proxy or voting instruction form prior to the deadline to receive proxies, it is strongly suggested that Shareholders ensure their request is received no later than [●].

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed management form of proxy and instructions in relation thereto (the “Management Proxy”) are officers and/or directors of the Corporation. Each Shareholder has the right to appoint a person or company, who need not be a Shareholder, other than the persons named in the enclosed form of proxy, to represent such Shareholder at the Meeting or any adjournment(s) thereof. Such right may be exercised by inserting such person’s name in the blank space provided and striking out the names of Management’s nominees in the Management Proxy or by completing another proper form of proxy. All proxies must be executed by the Shareholder or his or her attorney duly authorized in writing or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized. The completed form of proxy must be deposited at the office of the Corporation’s transfer agent, Odyssey Trust Company, Trader’s Bank Building, 1100 – 67 Yonge Street Toronto ON M5E 1J8, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment(s) thereof.

A Shareholder forwarding the enclosed Management Proxy may indicate the manner in which the appropriate appointee is to vote with respect to any specific item by checking the appropriate space. If the Shareholder giving the proxy wishes to confer a discretionary authority with respect to any item of business, then the space opposite the item is to be left blank. The Shares represented by the proxy submitted by a Shareholder will be voted in accordance with the directions, if any, given in the proxy.

In addition to revocation in any other manner permitted by law, a Management Proxy or other form of proxy may be revoked if it is received not later than 11:00 am (Eastern Daylight Time) on Thursday, October 22, 2026 or, if the Meeting is adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting, by completing and signing a proxy bearing a later date and depositing it with Odyssey Trust Company on behalf of the Corporation.

If you are a registered Shareholder of the Corporation, whether or not you are able to attend the Meeting, you are requested to complete, execute and deliver the enclosed Management Proxy in accordance with the instructions set forth on the form to the Corporation, c/o Odyssey Trust Company, [●], not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the Meeting or any adjournment(s) or postponement(s) thereof. The time limit for the deposit of proxies may be waived by the Board at its discretion without notice.

EXERCISE OF DISCRETION BY PROXIES

Shares represented by properly executed proxies in favor of the persons named in the enclosed Management Proxy will be either voted or withheld from voting, as applicable, in accordance with the instructions given by the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly. Where Shareholders have properly executed proxies in favor of the persons named in the enclosed Management Proxy and have not specified in the Management Proxy the manner in which the named proxies are required to vote the Shares represented thereby, such Shares will be voted in favor of the passing of the matters set forth in the Notice. The enclosed Management Proxy confers discretionary authority with respect to amendments or variations to the matters identified in the Notice and with respect to other matters that may properly come before the Meeting. At the date hereof, neither Management nor the directors of the Corporation (each, a “Director” and collectively, the “Directors”) are aware of any such amendments, variations or others matters to come before the Meeting. If any other matters which at present are not known to Management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxies.

DISSENTERS’ RIGHTS OF APPRAISAL

No matters to be acted upon at the Meeting entitle a Shareholder to any right of dissent, appraisal or similar rights under the Business Corporations Act (Ontario) (the “OBCA”), the Corporation’s Articles of Amalgamation as amended (the “Articles”), Amended and Restated By-law No.1, or otherwise.

INFORMATION FOR BENEFICIAL HOLDERS OF SECURITIES

Registered holders of Shares or the persons they validly appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Shares beneficially owned by a person (a “Non-Registered Holder”) are registered either: (i) in the name of an intermediary (an “Intermediary”) (including banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans) that the Non-Registered Holder deals with in respect of the Shares; or (ii) in the name of a clearing agency (such as the Canadian Depository for Securities Limited) of which the Intermediary is a participant.

Distribution to Beneficial Owners

The Corporation will have caused its agent to deliver copies of the proxy-related materials to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived his or her right to receive them. Intermediaries often use service companies such as Broadridge Financial Solutions, Inc. to forward the meeting materials to Non-Registered Holders. Generally, those Non-Registered Holders who have not waived the right to receive meeting materials will either:

1.	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder, but which is otherwise uncompleted. This form of proxy need not be signed by the Non-Registered Holder. In this case, the Non-Registered Holder who wishes to submit a proxy should properly complete the form of proxy and deposit it with Odyssey Trust Company in the manner set out above in this Proxy Statement and Information Circular, with respect to the Shares beneficially owned by such Non-Registered Holder; or

2.	more typically, be given a voting registration form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute authority and instructions (often called a “Voting Instruction Form”) which the Intermediary must follow. Typically, the Voting Instruction Form will consist of a one-page pre-printed form. The purpose of this procedure is to permit the Non-Registered Holder to direct the voting of the shares he or she beneficially owns.

Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the persons named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions, including those regarding when and where the proxy or voting instruction form is to be delivered.

Non-Registered Holders (other than Non-Registered Holders who are duly appointed proxyholders) will not be admitted to the Meeting. Non-Registered Holders are urged to vote their Shares in advance of the Meeting in accordance with the procedures and instructions received from Broadridge Financial Solutions, Inc. or other applicable intermediary.

VOTING PROCEDURES

The following describes the vote required for approval of each matter to be acted upon at the Meeting, and how votes will be counted.

Election of Directors

Directors are elected by a plurality of votes cast by the holders of Shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. A “plurality of votes” means that the four nominees receiving the highest number of votes “FOR” will be elected, regardless of the number of votes “WITHHELD.” Votes withheld will have no effect on the outcome of the election.

Appointment of Auditors and Equity Incentive Plan Resolution

The ordinary resolutions to (i) appoint Turner, Stone & Company, L.L.P. as auditors of the Corporation, and to authorize the Directors to fix their remuneration, and (ii) approve the Amended and Restated Equity Incentive Plan must each be approved by a majority of the votes cast by the holders of Shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

Consolidation Resolution

The special resolution to approve the Consolidation must be approved by not less than two-thirds of the votes cast by the holders of Shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

Quorum

In accordance with the Corporation’s Amended and Restated By-Law No. 1, two persons present and each holding, or representing by proxy, at least one Share entitled to vote at the Meeting shall constitute a quorum for the election of a chair of the Meeting and for the adjournment of the Meeting. For the transaction of all other business, a quorum will consist of at least two Shareholders or duly appointed proxyholders present in person and holding, or representing by proxy, not less than 5% of the votes attached to the issued and outstanding Shares entitled to be voted at the Meeting.

Abstentions

A Shareholder who abstains from voting on a matter is treated as present for purposes of determining a quorum, but an abstention is not a vote cast “FOR” or “AGAINST” a resolution and, accordingly, will have no effect on the outcome of the vote on any matter to be acted upon at the Meeting.

Broker Non-Votes

A “broker non-vote” occurs when an Intermediary holding Shares for a Non-Registered Holder does not receive voting instructions from the Non-Registered Holder and lacks discretionary authority to vote those Shares on a particular matter. Broker non-votes, if any, will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast “FOR” or “AGAINST” a resolution and, accordingly, will have no effect on the outcome of the vote on any matter to be acted upon at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no: (i) Director or executive officer (an “Officer”) of the Corporation who has held such position at any time since the beginning of the Corporation’s last financial year; (ii) proposed nominee for election as a director of the Corporation; or (iii) associate or affiliate of a person in (i) or (ii) has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than the election of Directors.

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SHARES

The Corporation’s authorized voting share capital consists of (i) an unlimited number of Subordinate Voting Shares and (ii) an unlimited number of Multiple Voting Shares. Holders of Subordinate Voting Shares as at the Record Date are entitled to vote such Subordinate Voting Shares at the Meeting on the basis of one vote for each Subordinate Voting Share held. Holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could ultimately then be converted at the conversion ratio, which for greater certainty, equals 1,000 votes per Multiple Voting Share as at the Record Date (the “Conversion Ratio”). The Multiple Voting Shares carry a greater number of votes per Share relative to the Subordinate Voting Shares, and therefore the Subordinate Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws.

As at the Record Date, there were 249,938,980 Subordinate Voting Shares outstanding representing 100% of the outstanding Shares and 100% of the voting power attached to all Shares. As at the Record Date, there are no Multiple Voting Shares outstanding.

The Multiple Voting Shares may at any time, at the option of the holder, be converted into fully paid and non-assessable Subordinate Voting Shares as is determined by multiplying the number of Multiple Voting Shares by the Conversion Ratio applicable to such share, in effect on the date the Multiple Voting Share is surrendered for conversion. Each issued and outstanding Subordinate Voting Shares may at any time, at the option of the holder, be converted into Multiple Voting Shares at the inverse of the Conversion Ratio.

In the event that an offer is made to purchase Multiple Voting Shares, and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange, if any, on which the Multiple Voting Shares are then listed, to be made to all or substantially all the holders of Multiple Voting Shares in a province or territory of Canada to which the requirement applies, each Subordinate Voting Share shall become convertible at the option of the holder into Multiple Voting Shares at the inverse of the Conversion Ratio then in effect, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Subordinate Voting Shares for the purpose of depositing the resulting Multiple Voting Shares under the offer, and for no other reason.

To the knowledge of the Directors and Officers, as at the Record Date, no person beneficially owns, directly and indirectly, or exercises control or direction over, voting securities of the Corporation carrying more than 10% of the voting rights, except as follows:

Name	Subordinate Voting Shares	Percentage of Class	Multiple Voting Shares	Percentage of Class	Percentage of Total Voting Rights
J. Obie Strickler	34,852,916	13.94%	-	N/A	13.94%
Mindset Capital LLC(1)	38,172,470	15.27%	-	N/A	15.27%

Notes:

(1)	The Subordinate Voting Shares are registered in the names of Mindset Value Fund LP, Mindset Value Wellness Fund LP and W&GP Fund 1 LLC (collectively, the “Funds”). Aaron Edelheit is the Managing Member of Mindset Capital LLC, which serves as the investment manager to the Funds. Mindset Capital LLC, and Mr. Edelheit as its Managing Member, possess control over the Subordinate Voting Shares held by the Funds.

The Officers and Directors of the Corporation own, as a group, a total of 43,288,373 Subordinate Voting Shares, representing 17.3% of the issued and outstanding Subordinate Voting Shares. No Officer or Director of the Corporation owns any Multiple Voting Shares.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number and percentage of Subordinate Voting Shares and Multiple Voting Shares owned by

●	each of our directors;

●	each of our named executive officers

●	all of our directors and executive officers as a group;

●	and any person known to us to be the beneficial owner of more than 5% of our outstanding Shares.

As of August [●], 2026, there were [249,938,980] Subordinate Voting Shares and no Multiple Voting Shares issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. To our knowledge, except as otherwise set forth in the notes to the following table, each person named in the table has sole voting and investment power with respect to all of the interests shown as beneficially owned by such person. Unless otherwise specified, the address for each of the persons named below is c/o Miller Thomson LLP, Scotia Plaza, 40 King St. W., Suite 6600, PO Box 1011, Toronto, Ontario, M5H 3S1, Attention to Grown Rogue International Inc.

	Subordinate Voting Shares Beneficially Owned		Multiple Voting Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent	Number	Percent
Directors and Officers
J. Obie Strickler(1)	39,201,966	15.7%	-	-%
Stephen Gledhill(2)	170,000	-%	-	-%
Sean Conacher(3)	1,445,100	0.6%	-	-%
Ryan Kee(4)	1,319,583	0.5%	-	-%
Andrew Marchington(5)	1,151,724	0.5%	-	-%
All directors and officers as a group	43,288,373	17.3%	-	-%

5% Shareholders
Mindset Capital LLC(6)	37,311,733	14.9%	-	-%
Bengal Catalyst Fund, LP(7)	21,420,100	8.6%	-	-%

(1)	Mr. Strickler owns options to acquire 2,000,000 Subordinate Voting Shares at an exercise price of $0.11 per share, which expire on January 10, 2027, and options to acquire 1,700,000 Subordinate Voting Shares at an exercise price of $0.62 per share, which expire August 31, 2029.
(2)	Mr. Gledhill owns options to acquire 170,000 Subordinate Voting Shares at an exercise price of USD$0.62 (CAD $0.84), which expire August 31, 2027.
(3)	Mr. Conacher owns options to acquire 750,000 Subordinate Voting Shares at an exercise price of $0.11, which expire January 10, 2027 and options to acquire 170,000 Subordinate Voting Shares at an exercise price of USD$0.62 (CAD $0.84), which expire August 31, 2027.

(4)	Mr. Kee owns options to acquire 170,000 Subordinate Voting Shares at an exercise price of USD$0.62 (CAD $0.84), which expire August 31, 2027.
(5)	Mr. Marchington owns options to acquire (i) 500,000 Subordinate Voting Shares at an exercise price of $0.28 which expire November 16, 2027, (ii) 500,000 Subordinate Voting Shares at an exercise price of $0.61 which expire August 31, 2027, and (iii) 500,000 Subordinate Voting Shares at an exercise price of $0.68, which expire December 31, 2028.
(6)	This information is based solely on information contained in a Schedule 13G/A and series of Forms 4 filed jointly by Mindset Value Fund LP (the “Mindset Value Fund”), Mindset Value Wellness Fund LP (the “Mindset Wellness Fund”), W&GP Fund 1 LLC (the “W&GP Fund” and, together with the Mindset Value Fund and Mindset Wellness Fund, the “Mindset Funds”), and Mindset Capital LLC (the “Mindset General Partner”). The Mindset Funds are managed by the Aaron Edelheit (“Edelheit”) as the Managing Member of the Mindset General Partner and W&GP Fund, accordingly Edelheit investment control and voting power over securities held by the Mindset Funds. According to the Schedule 13G/A, as of June 12, 2024, Mindset Value Fund, Mindset Wellness Fund and W&GP Fund had shared power to vote or direct the vote of 17,351,471, 12,892,703 and 4,821,358, respectively, of our Subordinate Voting Shares beneficially owned. Thereafter the Mindset Funds jointly filed a series of Forms 4 disclosing the acquisition of an aggregate of 2,246,201 additional Subordinate Voting Shares beneficially owned. The address of the Mindset Funds’ principal business office is 30 West Mission Street, Suite 8, Santa Barbara, California 93101. The Schedule 13G/A and Forms 4 provide information only as of June 24, 2025 and, consequently, the beneficial ownership of the Mindset Funds may have changed between June 24, 2025 and the filing date of this Annual Report.
(7)	This information is based solely on information contained in a Schedule 13D filed jointly by Bengal Catalyst Fund, LP (the “Bengal Fund”), Bengal Impact Partners, LLC (the “Bengal Investment Manager”), Bengal Catalyst Fund GP, LLC (the “Bengal General Partner”), Joshua Rosen (“Rosen”), and Sanjay Tolia (“Tolia” and, together with the Bengal Fund, Bengal Investment Manager, Bengal General Partner and Rosen, “Bengal”). The Bengal Fund is managed by the Bengal Investment Manager, which has investment control and voting power over securities held by the Bengal Fund. Tolia and Rosen share investment control and voting power over the Bengal Investment Manager. According to the Schedule 13D, as of the filing date, Bengal had shared power to vote or direct the vote of 21,420,100 of our Subordinate Voting Shares beneficially owned and Joshua Rosen had sole power to dispose of or direct the disposition of 166,668 of our Subordinate Voting Shares beneficially owned. The address of Bengal’s principal business office is c/o Bengal Impact Partners, LLC, 6608 E. 2nd Street, Scottsdale, Arizona 85251. The Schedule 13D provides information only as of July 1, 2025 and, consequently, the beneficial ownership of Bengal may have changed between July 1, 2025 and the filing date of this Annual Report.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than ten percent of our Subordinate Voting Shares to file initial reports of ownership and reports of changes in ownership with the SEC and furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports filed in compliance with Section 16(a), our executive officers and directors did not timely file Forms 3 following our conversion from a “foreign private issuer” to a domestic U.S. issuer as a result of administrative oversight. Except for the forgoing late Forms 3, we believe that, with respect to the year ended December 31, 2025, such persons complied with all such filing requirements.

MATTERS TO BE ACTED UPON AT THE MEETING

1. PRESENTATION OF FINANCIAL STATEMENTS FOR 2025

A copy of the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2025, together with the notes thereto, independent auditor’s report thereon, and the related management’s discussion and analysis can be found in the Corporation’s Annual Report on Form 10-K on the SEC’s EDGAR website at www.sec.gov and the Corporation’s SEDAR+ profile at www.sedarplus.ca. Copies can also be obtained on request by contacting the Corporation: Grown Rogue International Inc. c/o Miller Thomson LLP, Scotia Plaza, 40 King St. W., Suite 6600, PO Box 1011, Toronto, Ontario, M5H 3S1, Attention to: Andrew Marchington, CFO and Corporate Secretary.

2. ELECTION OF DIRECTORS

The articles of the Corporation provide that the Corporation shall not have more than ten (10) Directors. At the annual and special meeting of the shareholders of the Corporation held on July 15, 2019, the Shareholders voted in favour of a special resolution empowering the directors of the Corporation to determine from time to time the number of directors of the Corporation to be elected at any future annual meeting of Shareholders in accordance with the provisions of the OBCA. The directors of the Corporation have determined that the number of directors of the Corporation to be elected at the Meeting shall be four (4). The nominees are, in the opinion of the Board, well qualified to act as Directors for the coming year. Each nominee has established his eligibility and willingness to serve as a Director, if elected. Each duly elected Director will hold office until the next annual meeting of Shareholders or until a successor is duly elected, unless his office is earlier vacated in accordance with the articles of the Corporation. The following table sets out the names of the persons nominated by management for election, any offices with the Corporation currently held by them, their principal occupations, the period or periods of service as directors of the Corporation and the approximate number of voting securities of the Corporation beneficially owned, directly or indirectly, or over which control or direction is exercised as of the date hereof.

Name, province or state and country of residence	Age	Office Held	Principal Occupation	Director Since	Number of Subordinate Voting Shares Beneficially Owned or Controlled or Directed(1)	Number of Multiple Voting Shares Beneficially Owned or Controlled or Directed(1)
J. Obie Strickler(3)(4) Oregon, United States	46	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director of the Corporation	November 15, 2018	39,201,966	Nil
Stephen Gledhill(2)(3)(4) Ontario, Canada	65	Director	Accountant	November 15, 2018	170,000	Nil
Sean Conacher(2)(3)(4) Ontario, Canada	55	Director	Chief Executive Officer of Global Cannabis Innovators Corp.	August 27, 2020	1,445,100	Nil
Ryan Kee(2)(5) Washington, United States	42	Director	Accounting and Finance Executive	August 5, 2021	1,319,583	Nil

Notes:

(1)	The information as to the number of Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, not being within the direct knowledge of the Corporation, has been furnished by the respective Director nominees.
(2)	Member of the Audit Committee. Stephen Gledhill is the chairman of the Audit Committee.
(3)	Member of the Compensation Committee. Sean Conacher is the chairman of the Compensation Committee.
(4)	Member of the Corporate Governance and Nomination Committee. Sean Conacher is the chairman of the Corporate Governance and Nomination Committee.
(5)	Ryan Kee, being a former executive officer of the Corporation, is not “independent” as defined in NI 52-110 – Audit Committees (“NI 52- 110”). The Corporation is relying on the exemption provided by section 6.1 of NI 52-110 pursuant to which the Corporation, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110. Mr. Kee resigned from his position as Chief Financial Officer and Corporate Secretary of the Corporation on December 31, 2024.

Director Biographies

Mr. J. Obie Strickler

Mr. Strickler is the CEO, President and founder of the Corporation. He founded Canopy Management, LLC in 2015 to consolidate the three medical facilities he had operated since 2006 within one company. Mr. Strickler formed the Corporation in late 2016 and entered the Oregon recreational cannabis market with a plan to build a multi-national cannabis brand. Mr. Strickler was successful in building a profitable medical cannabis company and used that foundation to build Grown Rogue where he has led a team that now has operations in three states and building a new facility in their fourth state. Mr. Strickler has a BS in Geology from Southern Oregon University and is also an Oregon Professional Geologist. During the time he was financing and overseeing Canopy’s growth he was also the regional manager for a large multi-service natural resource company before starting his own business in 2011 to provide management services to large natural resource companies primarily in the mining sector. In this role, he was responsible for building and integrating complex technical teams to advance large, world-class, multi-billion-dollar mining projects from exploration through feasibility primarily in base and precious metals. In 2014, Mr. Strickler teamed with aerospace engineers to form HyperSciences, Inc a platform technology company focused on commercializing hypervelocity technology into a variety of industrial applications. Mr. Strickler helped secure a large contract with one of the world’s larger oil and gas providers to solve deep drilling challenges and moved this project through proof of concept before departing to focus on the opportunities in cannabis full time. Mr. Strickler is taking his production and product innovation experience in the cannabis industry and his integration and execution experience from the natural resource industry to build Grown Rogue into a premier cannabis company. Mr. Strickler holds a BS in Geology from Southern Oregon University. Mr. Strickler is 46 years old and devotes 100% of his professional time to the Corporation.

Mr. Stephen Gledhill

Mr. Gledhill is the President of Keshill Consulting Associates Inc., a boutique management consulting practice which he founded in 1992. Mr. Gledhill has over 30 years of financial-control experience and acts as CFO and Corporate Secretary for multiple publicly-traded companies, several of which he was instrumental in scaling-up and taking public. He has since July 2025, served as a director and audit chair of VVT Med Inc., a medical device company, as the CFO POSaBIT Systems Corporation (CSE: PBIT), a leading provider of point of sale and payment solutions for the cannabis industry, a position which he has held since September 2018. He is currently the CFO and Corporate Secretary for Vector Science and Therapeutics Corp. (TSXV:PAIN), a company that develops novel biomechanical devices and active localized drug delivery platforms. Mr. Gledhill has also served, from September 2018 to December 2024 as a director of Bhang Inc. (CSE:BHNG) and from April 2002 to June 2004, as the Senior Vice President and CFO of Borealis Capital Corporation, a Toronto-based merchant bank as well as, from September 1998 to April 2002, Vice President of Finance of OMERS Realty Corporation (ORC), the real estate entity of the Ontario Municipal Employees Retirement System. From March 2012 to January 2025, Mr. Gledhill served as CFO and Corporate Secretary of CO2 GRO Inc., an agricultural biotechnology company. Mr. Gledhill is a Chartered Public Accountant and holds a Bachelor of Math Degree from the University of Waterloo. Mr. Gledhill is 65 years old and intends to devote the time necessary to serve as a director of the Corporation.

Mr. Sean Conacher

Mr. Conacher is an experienced executive with a demonstrated history of working in the financial services, cannabis, and marketing sectors. He is skilled in entrepreneurship, venture capital, public and private equity, foreign exchange, options and asset management. He has held senior executive and board roles in both public and private companies. Mr. Conacher currently serves as President and CEO, with Scarlet Fire Investment Corp., a private holding company since 2014. He also serves as CEO of Global Cannabis Innovators a private company with investments in the Cannabis Industry since Feb 2018. Previously Mr. Conacher served as a Director with Plant Based Investment Corp, a publicly traded investment corporation, from Aug 2019 to April 2023; CEO from September 2019 to September 2020; and Chief Strategy Officer from Oct 2020 to March 2023. Mr. Conacher attended Queens University in Kingston Ontario. Mr. Conacher is 55 years old and intends to devote the time necessary to serve as a director of the Corporation.

Mr. Ryan Kee

Mr. Kee is an experienced accounting professional. He has led international accounting, supply chain, and IT teams, primarily in mining and cannabis (formerly as CFO of the Corporation). Mr. Kee’s recent experience includes service as CAO and CFO of the Corporation from September 2021 until January 2025; VP Finance of SolGold plc (LSE & TSX: SOLG), an exploration company focused on discovering and developing copper and gold deposits, from May 2023 to July 2025, and VP Finance of Sunshine Silver Mining & Refining Company (NYSE: SSMR), a mining company, July 2025 to present.He holds a BS in Accounting and Spanish from the University of Idaho, and is a Certified Public Accountant, licensed in Washington state. He has been a key member of teams raising over $300 million in public and private funding, and on SolGold plc’s $750 million gold stream agreement. His experience includes accounting, IT, and supply chain management, as well as financial reporting and internal controls implementation for Canadian, London, and American exchange registrants. His qualifications and experience in financing, governance, controls implementation, and his practical knowledge of the Corporation’s operations and industry suit him to continue serving as a Director. Mr. Kee is 42 years old and intends to devote the time necessary to serve as a director of the Corporation.

Corporate Cease Trade Orders, Bankruptcy Proceedings and Penalties and Sanctions

Other than disclosed below, to the knowledge of the Corporation, no Director or proposed Director of the Corporation is, as at the date of this Proxy Statement and Information Circular, or was within 10 years before the date of this Proxy Statement and Information Circular, a director or chief executive officer or chief financial officer of any company (including the Corporation) that: (a) was the subject of an order (as defined in Form 51-102F5 under National Instrument 51-102 Continuous Disclosure Obligations) that was issued while the Director or proposed Director was acting in the capacity as director, chief executive officer or chief financial officer; or (b) was subject to an order that was issued after the Director or proposed Director ceased to be a director, chief executive officer or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer or chief financial officer. For the purposes of this paragraph, “order” means a cease trade order, an order similar to a cease trade order or an order that denied the relevant Corporation access to any exemption under securities legislation, in each case that was in effect for a period of more than 30 consecutive days.

No Director or proposed Director of the Corporation: (a) is, or within 10 years before the date hereof has been a director or executive officer of a corporation (including the Corporation) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (b) has within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the Director or proposed Director.

Other than disclosed below, no Director or proposed Director of the Corporation has been subject to any: (a) penalties or sanctions imposed by a court relating to Canadian securities legislation or by a Canadian securities regulatory authority or has entered into a settlement agreement with a Canadian securities regulatory authority; or (b) other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable security holder in deciding whether to vote for the Director or proposed Director.

On May 1, 2026, VVT Med Inc. (“VVT”) became the subject of a Management Cease Trade Order (“MCTO”) issued by the British Columbia Securities Commission as a result of its failure to file its audited annual financial statements and related continuous disclosure documents for the year ended December 31, 2025. The MCTO remained in effect until VVT completed its outstanding filings and the order was subsequently revoked on July 2, 2026. Mr. Gledhill was a director of VVT while the MCTO was in effect.

On May 7, 2024, CO2 GRO Inc. (“CO2”) became the subject of a Cease Trade Order (“CTO”) for failure to file its annual financial statements, related management’s discussion and analysis and applicable officer certificates (“Annual Materials”) for the year ended December 31, 2023. The CTO is active and still in force. Mr. Gledhill was the CFO and Corporate Secretary of CO2 at the time the CTO was issued.

On May 25, 2023, Bhang Inc. (“Bhang”) became the subject of a CTO for failure to file its Annual Materials for the year ended December 31, 2022. The CTO is active and still in force. Mr. Gledhill was the CFO and Director of Bhang at the time the CTO was issued.

On May 16, 2016, BlueOcean NutraSciences Inc. (“BOC”) became the subject of a MCTO for failure to file its Annual Materials. The MCTO remained in effect until two days after filing of BOC’s Annual Materials. On July 21, 2016, the MCTO was lifted after BOC filed its Annual Materials. Mr. Gledhill was the CFO and Corporate Secretary while the MCTO was in effect.

On May 5, 2023, Bhang was issued a failure to file cease trade order in respect of the company’s securities by the applicable Canadian securities regulatory authorities pursuant to Multilateral Instrument 11-103 - Failure-to-File Cease Trade Orders in Multiple Jurisdictions (the “FFCTO”), which precludes trading in the company’s securities, as a result of Bhang’s failure to file its audited annual financial statements, related management discussion and analysis and applicable officer certifications for the year ended December 31, 2022. As of the date of this Proxy Statement and Information Circular, the FFCTO remains in effect.

On May 3, 2022, Bhang was granted a MCTO by the applicable Canadian securities regulatory authorities pursuant to NP 12-203 which precluded members of management (including Stephen Gledhill, CFO) from trading Bhang shares until such time as the MCTO is no longer in effect. The MCTO was sought by Bhang as it would not be filing its audited annual financial statements, related management discussion and analysis and applicable officer certifications (the “Bhang 2022 Annual Materials”) by the deadline date of May 2, 2022. On May 31, 2022, Bhang filed the Bhang 2022 Annual Materials and the MCTO lapsed on June 8, 2022.

On May 3, 2021, Bhang Inc. (“Bhang”) was granted a management cease trade order (“MCTO”) by the applicable Canadian securities regulatory authorities pursuant to National Policy 12-203 – Management Cease Trade Orders (“Policy 12-203”), which precluded members of management (including Stephen Gledhill, CFO) from trading Bhang shares until such time as the MCTO was no longer in effect. The MCTO was sought by Bhang as it would not be filing its audited annual financial statements, related management discussion and analysis and applicable officer certifications (the “Bhang 2021 Annual Materials”) by the deadline date of April 30, 2021. On June 23, 2021, Bhang filed the Bhang 2021 Annual Materials and the MCTO lapsed on July 5, 2021.

On January 12, 2016 (further to a TSX Venture Exchange Bulletin dated January 11, 2016), Gemoscan Canada, Inc.’s (“GES”) shares were suspended from trading on the TSX Venture Exchange for failing to maintain exchange requirements, GES having made assignment into bankruptcy. Effective January 13, 2016, GES’s listing was transferred to the NEX. Stephen Gledhill served as CFO of GES from August 2010 to November 2015.

The Corporation’s Subordinate Voting Shares are quoted for trading on the OTC Venture Markets (“QTCQB”) under the symbol “GRUSF” and listed on the Canadian Securities Exchange (“CSE”), under the symbol “GRIN”. During the past three years, there have been two suspensions of trading for failure to timely file financial reports: trading of the Corporation’s common shares (prior to redesignation to Subordinate Voting Shares) ceased over the OTCQB and CSE in March 2020, both associated with the same filing delay. On March 24, 2020, the Corporation rectified the default situation that gave rise to the suspension of trading, and trading on the CSE and OTCQB resumed. The SEC’s amendments to Exchange Act Rule 15c2-11 went into effect September 28, 2021, and on that date, quotations on the OTCQB were no longer publishable due to lack of current information about the Corporation. As of the date of this Proxy Statement and Information Circular, this issue has been resolved and the quotations are available on the OTCQB.

Certain Relationships, Related Transactions and Policy Regarding Related Party Transactions

The following includes a summary of our transactions with related persons since January 1, 2025, and any currently proposed transactions with related persons, in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years We also describe below certain other transactions with our directors, executive officers and shareholders.

Debt Balances and Movements with Related Parties

The following table sets out portions of debt pertaining to related parties which are included in consideration payable on business acquisitions:

	CEO	GM	ABCO Holdings, Inc.	Total
	$	$	$	$
Balance - December 31, 2024	223,142	1,702,993	460,938	2,387,073
Borrowed	-	-	-	0
Interest	10,906	416,414	68,438	495,758
Payments	73,259	(431,975)	-	(358,716)
Balance - December 31, 2025	307,307	1,687,432	529,376	2,524,115
Borrowed	-	-	-	-
Interest	4,112	324,578	33,938	362,628
Payments	(36,629)	(304,910)	-	(341,539)
Balance - June 30, 2026	274,790	1,707,100	563,314	2,545,204

As part of the agreements transacted during the year ended October 31, 2020, to acquire interest in GR Michigan and Canopy, the Corporation incurred consideration payable on business acquisitions of $360,000 which has a maturity date of April 1, 2028. During the year ending December 31, 2025, interest payments of $62,100 and principal payments of $60,000 were made against this balance. During the six months ended June 30, 2026, no principal payments were made on this balance; interest payments of $27,000 were incurred.

Pursuant to the Canopy purchase agreement executed on April 24, 2024, the Corporation, through GR Unlimited, acquired the remaining 13% of the membership units in Canopy. As part of this transaction, the Corporation purchased a 5.5% membership interest in Canopy from the CEO, comprised of an upfront cash payment of $66,000 and deferred cash payments of $264,000.

During the year ended December 31, 2025, Canopy Management LLC was dissolved, and all existing agreements and obligations were assigned and transferred to Grown Rogue Unlimited, LLC.

For the year ended December 31, 2025, principal payments of $62,356 and interest payments of $10,906 were made on the consideration payable on business acquisitions due to the CEO. For the six months ended June 30, 2026, principal payments of $32,799 and interest payments of $3,830 were made on the consideration payable on business acquisitions due to the CEO.

During April 2024, the Corporation, through Canopy, acquired an additional 20% of the membership units in Golden Harvest from the GM for aggregate present value consideration of $2,342,207, comprised of deferred cash payments of $2,000,000 plus true-up amounts. Pursuant to the purchase agreement executed on April 24, 2024, the deferred cash payments are to be paid in thirteen quarterly installments beginning on January 1, 2025 with a maturity date of July 27, 2027. Payments of $369,875 were made on the consideration payable on business acquisitions during the year ended December 31, 2025. During the six months ended June 30, 2026, payments of $277,910 were made on this consideration.

On October 17, 2024, debt was issued by ABCO to ABCO Holdings, Inc. (“ABCO Holdings”) with a principal amount of $450,000, accruing interest at 15% per annum, and a maturity date of October 17, 2027. ABCO Holdings is a related party because of its majority ownership interest in ABCO. The convertible promissory note is subject to an extension to October 17, 2028 if the CRC has not provided GR Unlimited its approval to exercise GR Unlimited’s option to acquire up to a total of 70% of the issued and outstanding equity of Nile of NJ LLC and an additional extension to October 17, 2029 if GR Unlimited has not received CRC approval by October 17, 2028. Upon GR Unlimited receiving written notification of the CRC approval, the Nile of NJ LLC has the right and option to convert all or part of the outstanding principal and accrued and unpaid interest into equity of ABCO at a conversion rate equal to 1% of the equity of ABCO on a fully-diluted basis per $28,571 of principal and accrued interest unpaid at date of receipt of the conversion notice.

Additional transactions with CEO

Through its wholly owned subsidiary, GRU Properties, the Corporation leased an outdoor grow property located in Trail, Oregon (“Trail”), owned by the Corporation’s President and CEO. The lease was extended during the year ended October 31, 2021, with a term through December 31, 2025. Lease charges of $72,000 were incurred for the year ended December 31, 2025 (year ended December 31, 2024 - $72,000). The lease liability for Trail on December 31, 2025, was $nil (December 31, 2024 - $68,074). This lease balance is included in the operating lease liabilities balance of the Corporation. As of January 1, 2026, the Corporation had no further obligation under this lease.

During the year ended October 31, 2021, the Corporation leased an outdoor post-harvest facility located in Medford, Oregon (“Lars”), a facility which is beneficially owned by the CEO, with a term through June 30, 2026. On April 1, 2026, the Corporation elected to exercise the first lease extension with a new term of June 30, 2031. Lease charges for Lars of $202,596 were incurred for the year ending December 31, 2025, and $104,335 for the six months ended June 30, 2026. The lease liability for Lars on June 30, 2026, was $993,655 (December 31, 2025 - $101,484). This lease balance is included in the operating lease liabilities balance of the Corporation.

Additional transactions with GM

Through its subsidiary, Golden Harvests, the Corporation leases Morton, owned by the Corporation’s GM, located in Michigan (“Morton”), with a lease term through December 2029. Lease charges of $252,000 were incurred during the year ended December 31, 2025, and $126,000 for the six months ended June 30, 2026. The lease liability of Morton on June 30, 2026, was $936,221 (December 31, 2025 - $1,040,978). This lease balance is included in the operating lease liabilities balance of the Corporation.

During May 2025, the Corporation, through Golden Harvests, entered into a finance lease with the GM for production equipment, with a term through May 1, 2027. Monthly payments of $6,250 commenced June 1, 2025, for a total of 24 payments. Lease charges of $43,750 were incurred during the year ended December 31, 2025, of which $9,997 related to interest and $33,753 to principal. Lease charges of $21,875 were incurred during the six months ended June 30, 2026, of which $4,999 related to interest and $16,877 to principal. The finance lease liability outstanding as at June 30, 2026, was $63,883.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written policy related to transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates (each a “Related Party”). Our related party transaction policy sets forth the policies and procedures for the review and approval or ratification of related-party transactions. This policy covers any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant and a Related Party had or will have a direct or indirect material interest, as determined by our Audit Committee, including, without limitation, purchases of goods or services by or from the Related Party or entities in which the Related Party has a material interest, and indebtedness, guarantees of indebtedness or employment by us of a Related Party (each a “Related Party Transaction”).

All Related Party Transactions described in this section occurred prior to adoption of this policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and ratified by the disinterested members of our Board.

Disclosure of SEC Position on Indemnification of Securities Act Liabilities

We have agreed, and may in the future agree, to indemnify each of our directors and certain officers and controlling persons against certain liabilities, including liabilities under the Securities Act, insofar as indemnification for liabilities may be permitted by the Securities Act, or otherwise, and we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. If you complete and return the proxy for the Meeting, the persons designated in the proxy for the Meeting intend to vote at the Meeting, or any adjournment thereof, FOR the election of J. Obie Strickler, Stephen Gledhill, Sean Conacher and Ryan Kee as Directors, unless you specifically direct that your vote be withheld.

3. APPOINTMENT AND REMUNERATION OF AUDITORS

At the Meeting, Shareholders will be asked to approve a resolution re-appointing Turner, Stone & Company, L.L.P., of Dallas, Texas, as auditors for the Corporation, to hold office until the next annual meeting of Shareholders, and to authorize the Directors to fix their remuneration. Turner, Stone & Company, L.L.P., Chartered Professional Accountants were appointed as auditors of the Corporation effective December 6, 2021. Representatives of Turner Stone are not expected to be present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE APPOINTMENT OF TURNER, STONE & COMPANY, L.L.P., CHARTERED PROFESSIONAL ACCOUNTANTS, AS AUDITORS OF THE CORPORATION AND THE AUTHORIZING OF THE DIRECTORS TO FIX THEIR REMUNERATION.

If you complete and return the Management Proxy, the persons designated in the Management Proxy intend to vote at the Meeting, or any adjournment thereof, FOR the appointment of Turner, Stone & Company, L.L.P. as auditors of the Corporation and to authorize the Board to fix the auditors’ remuneration, unless you specifically direct that your vote be withheld.

APPROVAL OF THE AMENDED AND RESTATED EQUITY INCENTIVE PLAN

The Corporation has an omnibus equity incentive plan that was last approved by shareholders on September 14, 2023 (the “Current Equity Incentive Plan”). Under the Current Equity Incentive Plan, the maximum number of Subordinate Voting Shares issuable pursuant to all awards thereunder is equal to 20% of the number of Shares then outstanding. The Current Equity Incentive Plan also provides that the aggregate number of Subordinate Voting Shares issuable pursuant to incentive stock options cannot exceed 20,000,000 Subordinate Voting Shares, subject to adjustment in accordance with the terms thereof.

The Board has adopted an amended and restated omnibus equity incentive plan (the “Amended and Restated Equity Incentive Plan”), subject to shareholder approval. The principal amendments reflected in the Amended and Restated Equity Incentive Plan are to: (i) reduce the maximum number of Subordinate Voting Shares issuable pursuant to all Awards under the plan from 20% to 15% of the Corporation’s issued and outstanding Shares from time to time; and (ii) provide for a rolling share reserve in respect of stock options only, such that Shares underlying options that are exercised, expire, terminate, are forfeited or are cancelled will again become available for grant under the plan. Shares subject to other forms of Awards will continue to replenish the available reserve only in limited circumstances where such Awards are forfeited, reacquired by the Corporation, settled in cash, or otherwise terminate or are cancelled without the issuance of Shares.

Accordingly, shareholders are being asked to consider and, if thought appropriate, pass an ordinary resolution approving the Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan Resolution”). A summary of the material terms of the Amended and Restated Equity Incentive Plan is set out below. The full text of the Amended and Restated Equity Incentive Plan is attached to this Proxy Statement and Information Circular as Schedule “A” and is available under the Corporation’s profile on SEDAR+.

Summary of the Amended and Restated Equity Incentive Plan

The principal features of the Amended and Restated Equity Incentive Plan are summarized below.

Purpose

The purpose of the Amended and Restated Equity Incentive Plan is to enable the Corporation and its affiliated companies to: (i) promote and retain employees, officers, consultants, and directors capable of assuring the future success of the Corporation, (ii) to offer such persons incentives to put forth maximum efforts, and (iii) to compensate such persons through various share and cash-based arrangements and provide them with opportunities for share ownership, thereby aligning the interests of such persons and Shareholders.

The Amended and Restated Equity Incentive Plan permits the grant of (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”), (ii) restricted stock awards, (iii) restricted stock units (“RSUs”), (iv) stock appreciation rights (“SARs”), and (v) performance compensation awards (“PCAs”), which are referred to herein collectively as “Awards,” as more fully described below.

Eligibility

Any of the Corporation’s employees, officers, directors, consultants (who are natural persons) are eligible to participate in the Amended and Restated Equity Incentive Plan (the “Participants”). The basis of participation of an individual under the Amended and Restated Equity Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Amended and Restated Equity Incentive Plan, will be determined by the Board or Compensation Committee based on its judgment as to the best interests of the Corporation.

The maximum number of Subordinate Voting Shares that may be issued under the Amended and Restated Equity Incentive Plan shall be determined by the Board from time to time, but in no case shall exceed, in the aggregate, 15% of the number of Shares then outstanding. Notwithstanding the above, the total number of Subordinate Voting Shares issued under ISOs cannot exceed 20,000,000 Subordinate Voting Shares, subject to adjustment as provided in the Amended and Restated Equity Incentive Plan.

Share Reserve

As of June 30, 2026, we had 249,938,980 Subordinate Voting Shares outstanding.

Under the Current Equity Incentive Plan the number of Subordinate Voting Shares issuable pursuant to all awards thereunder is equal to 20% of the number of Shares then outstanding or 49,987,796 Shares as of June 30, 2026, of which 15,511,500 Shares have been reserved for issuance upon exercise of outstanding options, warrants and rights and 34,476,296 Shares remained available for future issuance.

Under the Amended and Restated Equity Incentive Plan, if approved by shareholders, the number of Subordinate Voting Shares issuable pursuant to all awards thereunder will be equal to 15% of the number of Shares then outstanding or 37,490,847 Shares based on the number of Shares outstanding as of June 30, 2026.

Subject to the terms of the Amended and Restated Equity Incentive Plan, Shares subject to stock options will count against the available share reserve only while such stock options remain outstanding and will again become available for grant upon the exercise, expiry, forfeiture, reacquisition, termination or cancellation of such stock options. Shares subject to other Awards that are forfeited, cancelled, expire unexercised, are settled in cash, are reacquired by the Corporation or are used or withheld to satisfy tax withholding obligations of a Participant will also again become available for Awards under the Amended and Restated Equity Incentive Plan.

In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Corporation, issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Corporation, or other similar corporate transaction or event, which affects the Subordinate Voting Shares, or unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee or Board may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Amended and Restated Equity Incentive Plan, to (i) the number and kind of shares which may thereafter be issued in connection with Awards, (ii) the number and kind of shares issuable in respect of outstanding Awards, (iii) the purchase price or exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, and (iv) any share limit set forth in the Amended and Restated Equity Incentive Plan.

Awards

Options

The Compensation Committee is authorized to grant Options to purchase Subordinate Voting Shares that are either ISOs meaning they are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Amended and Restated Equity Incentive Plan will be subject to the terms and conditions established by the Board or Compensation Committee. Under the terms of the Amended and Restated Equity Incentive Plan, unless the Compensation Committee or Board determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be lower than the greater of the closing market prices of the Subordinate Voting Shares on (a) the trading day prior to the date of grant of the stock options, and (b) the date of grant of the stock options. Options granted under the Amended and Restated Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee or Board and specified in the applicable award agreement. The maximum term of an option granted under the Amended and Restated Equity Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made in cash or by cheque, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate.

Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee or Board will determine the price, if any, to be paid by the Participant for each Subordinate Voting Shares subject to a restricted stock award, but in any event the price may not be lower than the greater of the closing market prices of the Subordinate Voting Shares on (a) the trading day prior to the date of grant of the restricted stock, and (b) the date of grant of the restricted stock. The Compensation Committee or Board may condition the expiration of the restriction period, if any, upon: (a) the Participant’s continued service over a period of time with the Corporation or its affiliates; (b) the achievement by the Participant, the Corporation or its affiliates of any other performance goals set by the Compensation Committee; or (c) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Corporation, the unvested portion of a restricted stock award will be forfeited.

RSUs

RSUs are granted in reference to a specified number of Subordinate Voting Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee or Board or after a period of continued service with the Corporation or its affiliates or any combination of the above as set forth in the applicable award agreement, one Subordinate Voting Share for each such Subordinate Voting Share covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee or Board may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Corporation, the unvested portion of the RSUs will be forfeited. The value ascribed to the Subordinate Voting Shares covered by the RSU may not be lower than the greater of the closing market prices of the Subordinate Voting Shares on (a) the trading day prior to the date of grant of the RSUs, and (b) the date of grant of the RSUs.

Stock Appreciation Rights

A SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee or Board, upon a Participant’s termination of service with the Corporation, the unvested portion of a SAR will be forfeited. The value ascribed to the Subordinate Voting Shares covered by the SARs may not be lower than the greater of the closing market prices of the Subordinate Voting Shares on (a) the trading day prior to the date of grant of the SAR, and (b) the date of grant of the SAR.

Performance Compensation Awards

PCAs may be granted under the Amended and Restated Equity Incentive Plan, which (i) may be denominated or payable in cash, Subordinate Voting Shares, or other securities, awards or other property (including, without limitation, restricted stock and RSUs), and (ii) confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Compensation Committee or Board shall establish. Notwithstanding the foregoing, pursuant to the rules of the CSE, the value ascribed to the Subordinate Voting Shares covered by the PCAs may not be lower than the greater of the closing market prices of the Subordinate Voting Shares on (a) the trading day prior to the date of grant of the PCA, and (b) the date of grant of the PCA. Subject to the terms of the Amended and Restated Equity Incentive Plan and the policies of the CSE, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any PCA granted, the amount of any payment or transfer to be made pursuant to any PCA and any other terms and conditions shall be determined by the Compensation Committee or Board. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee or Board, upon a Participant’s termination of service with the Corporation, the unvested portion of a PCA will be forfeited.

General

The Compensation Committee or Board may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Amended and Restated Equity Incentive Plan shall be non-transferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to Subordinate Voting Shares covered by any Awards, unless and until such Awards are settled in Subordinate Voting Shares.

No Option (or, if applicable, SARs) shall be exercisable, no Subordinate Voting Shares shall be issued, no certificates for Subordinate Voting Shares shall be delivered and no payment shall be made under the Amended and Restated Equity Incentive Plan except in compliance with all applicable laws. The Board may amend, alter, suspend, discontinue or terminate the Amended and Restated Equity Incentive Plan and the Compensation Committee or Board may amend any outstanding Award at any time; provided that (i) such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation’s shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Amended and Restated Equity Incentive Plan (including, without limitation, as necessary to comply with any rules or requirements of applicable securities exchange), and (ii) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission.

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Corporation or any other similar corporate transaction or event involving the Corporation (or the Corporation shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs):

●	termination of the Award, whether or not vested, in exchange for cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights,

●	the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion,

●	assumption of the Award by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices,

●	that the Award shall be exercisable or payable or fully vested with respect to all Subordinate Voting Shares covered thereby, notwithstanding anything to the contrary in the applicable award agreement, or

●	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Tax Withholding

The Corporation may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

Shareholders will be asked at the Meeting to consider and, if thought advisable, pass the Equity Incentive Plan Resolution, substantially in the following form:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	the Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan”) of Grown Rogue International Inc. (the “Corporation”), in the form attached to the Corporation’s proxy statement and management information circular dated [●], 2026, and all grants of Awards (as defined in the Equity Incentive Plan) thereunder, be and the same are hereby ratified, confirmed and approved;

2.	the unallocated Awards available for grant under the Equity Incentive Plan are hereby approved;

3.	the directors of the Corporation or any such committee of the Corporation are hereby authorized to grant Awards pursuant to the Equity Incentive Plan to those eligible to receive Awards thereunder; and

4.	any one or more of the directors or officers of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Corporation be necessary or desirable to carry out the intent of the foregoing resolution, the execution of any such document or the doing of any such other act or thing by any director or officer of the Corporation being conclusive evidence of such determination.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE AMENDED AND RESTATED EQUITY INCENTIVE PLAN RESOLUTION.

If you complete and return the Management Proxy, the persons designated in the Management Proxy intend to vote at the Meeting, or any adjournment thereof, FOR the Equity Incentive Plan Resolution, unless you specifically direct that your vote be voted against the Equity Incentive Plan Resolution.

4. Share consolidation

The Board has determined that it is in the best interests of the Corporation to seek shareholder approval for a consolidation of the Corporation’s issued and outstanding Shares on the basis of one (1) post-consolidation Share for up to thirty (30) pre-consolidation Shares (the “Consolidation”). Following the Consolidation, each Share will continue to have the same rights, privileges, restrictions and conditions as the corresponding class of Shares outstanding immediately prior to the Consolidation.

Any fractional Shares resulting from the Consolidation will be rounded to the nearest whole Share. For greater certainty, where the fraction resulting from the Consolidation is one-half (1/2) of a Share or greater, the number of Shares will be rounded up to the next whole Share and, where the fraction is less than one-half (1/2) of a Share, the number of Shares will be rounded down to the nearest whole Share.

The Corporation believes that the Consolidation will enhance the marketability of its securities and better position the Corporation to pursue financing and strategic opportunities.

The Board may determine not to implement the Consolidation after the Meeting and after receipt of all necessary shareholder and regulatory approvals, but prior to the issuance of a certificate of amendment under the OBCA, without further action on the part of shareholders.

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass a special resolution approving the Consolidation, the full text of which is attached as Schedule “B” to this Proxy Statement and Information Circular.

In order to pass, the special resolution approving the Consolidation must be approved by not less than two-thirds of the votes cast by shareholders present in person or represented by proxy at the Meeting.

The Board recommends that shareholders vote in favour of the Consolidation Resolution to approve the Consolidation as set out above.

PROXIES RECEIVED IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR THE APPROVAL OF THE CONSOLIDATION RESOLUTION, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS, HER OR ITS SHARES ARE TO BE VOTED AGAINST THE CONSOLIDATION RESOLUTION.

5. OTHER MATTERS

The Corporation knows of no other matters to be brought before the Meeting. If any amendment, variation or other business is properly brought before the Meeting, the form of Management Proxy and voting instruction confers discretion on the persons named on the form of Management Proxy to vote on such matters in accordance with their best judgment.

EXECUTIVE COMPENSATION

The compensation information provided in this Proxy Statement and Information Circular is provided for each of the most recently completed full financial years of the Corporation ended December 31, 2024 and 2025.

For purposes of this Proxy Statement and Information Circular, a “Named Executive Officer” of the Corporation means an individual who, at any time during the year, was:

(a)	the Corporation’s chief executive officer (“CEO”);

(b)	the Corporation’s chief financial officer (“CFO”);

(c)	each of the Corporation’s three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year and whose total compensation was, individually, more than $100,000 during the Corporation’s most recently completed financial year; and

(d)	each individual who would be a Named Executive Officer under paragraph (c) but for the fact that the individual was neither an executive officer of the Corporation, nor acting in a similar capacity, at the end of the most recently completed financial year.

Based on the foregoing definition, during the last completed financial year of the Corporation, there were five (5) Named Executive Officers, being J. Obie Strickler, David Pleitner, Nolan Snyder, Joshua Rosen and Andrew Marchington.

There were four (4) Directors during the last completed financial year of the Corporation, being J. Obie Strickler, Stephen Gledhill, Sean Conacher and Ryan Kee.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

The Corporation has constituted a committee of the Board to serve as a compensation committee (the “Compensation Committee”). The Compensation Committee is appointed by the Board to establish policies and procedures with respect to the compensation of the Corporation’s Directors and Officers. The Compensation Committee has overall responsibility for approving and evaluating compensation plans, policies and programs of the Corporation. The Compensation Committee members may be replaced by the Board.

The Compensation Committee is comprised of a majority of independent Directors. The current Compensation Committee is comprised of J. Obie Strickler (not independent), Sean Conacher (independent) and Stephen Gledhill (independent). Under the proposed slate of the directors, the current members of the Compensation Committee will be re-appointed. Recognizing the importance of an independent dialogue, in determining the appropriate level of compensation payable to Mr. J. Obie Strickler, the independent members of the Compensation Committee subjectively and quantitatively analyze his performance using the criteria discussed in this section below. In addition, the Compensation Committee reviews the adequacy and form of compensation in comparison to other companies of similar size and stage of development as described further below.

Compensation Committee Mandate

The Compensation Committee is appointed by the Board of Directors to assist the Board in carrying out its responsibilities by:

●	Reviewing compensation and human resources issues in support of the achievement of the Corporation’s business strategy and making recommendations to the Board as appropriate;

●	Reviewing and approving corporate goals and objectives relevant to executive officer compensation;

●	Evaluating executive officer performance against those goals and objectives;

●	Making recommendations to the Board with respect to executive officer’s compensation; and

●	Reviewing issues and overseeing the investment management of the Corporation’s savings and investment plans, if applicable.

Compensation Philosophy

Compensation of executive officers of the Corporation is recommended to the Board of Directors by the Compensation Committee. In its review process, the Compensation Committee relies on input from management on the assessment of executives and Corporation performance.

The Compensation Committee establishes management compensation policies and oversees their general implementation. All members of the Compensation Committee have direct experience which is relevant to their responsibilities as Compensation Committee members. All members are or have held senior executive or director roles within significant businesses. Mr. Gledhill has public company experience, and all have a good financial understanding which allows them to assess the costs versus benefits of compensation plans. The members combined experience in the Corporation’s sector provides them with the understanding of the Corporation’s success factors and risks, which is very important when determining metrics for measuring success.

Risk management is a primary consideration of the Compensation Committee when implementing its compensation program. The Compensation Committee does not believe that the Corporation’s current compensation program results in unnecessary or inappropriate risk-taking, including risks that are likely to have a material adverse effect on the Corporation. Payments of bonuses, if any, are not made until performance goals have been met.

Executive compensation is generally based on pay for performance and to be competitive with other firms of comparable size in similar fields. The Chief Executive Officer makes recommendations to the Compensation Committee as to the compensation of managers, other than himself, for approval by the Board. The Compensation Committee makes recommendations to the Board as to the compensation of the Chief Executive Officer, for approval, in accordance with the same criteria upon which the compensation of other managers are based.

Executive compensation is comprised of a base salary and variable components in the form of an annual bonus opportunity and stock options. The annual bonus provides an opportunity for management and executive employees to earn an annual cash incentive based on various pre-set criteria and the degree of achievement of objectives sets by the Compensation Committee. These performance goals will therefore take into account (1) the compliance with budgeted results, (2) the Corporation’s share performance during the last completed financial year, and (3) the business development and personal achievement fulfilled by each executive employee, as the case may be. Generally, new stock option grants do not take into account previous grants of options when considering new grants.

The President and Chief Executive Officer’s salary is based on comparable market consideration and the Compensation Committee’s assessment of his performance, with regard to the Corporation’s financial performance and progress in achieving strategic performance.

The Corporation’s executive compensation program is intended to attract, motivate and retain high performing senior executives, encourage and reward superior performance and align the executives’ interests with those of the Corporation. The Corporation aims to achieve these objectives by: (i) providing executive compensation which is competitive with what is offered by comparable companies; (ii) ensuring that the achievement of annual objectives is rewarded through the payment of bonuses; and (iii) providing executives with long-term incentive through the grant of stock options.

The compensation paid to the Named Executive Officers will be based on comparisons to compensation paid to officers of companies in a similar business, size and stage of development and will reflect the need to provide incentives and compensation for the time and effort expended by the Named Executive Officers, while taking into account the financial and other resources of the Corporation, as well as increasing short and long-term shareholder value.

Compensation Elements

Compensation of Named Executive Officers is revised each year and has been structured to encourage and reward the executive officers on the bases of short-term and long-term corporate performance. In the context of the analysis of the compensation for the financial years ended December 31, 2024 and 2025, the following components were examined:

(a)	base salary;

(b)	annual performance incentive relative to base compensation consisting of cash and stock options;

(c)	grant of share-based Awards; and

(d)	other elements of compensation which may include shares of the Corporation.

Base Salary

The compensation of the Corporation’s executive officers is determined by the Board upon recommendations made by the Compensation Committee. Executive compensation is generally based on performance and what is being offered by other firms of comparable size in similar fields.

Annual Incentive Plan

The Corporation has a bonus plan for its executive officers, representing a percentage of their base annual salary. The grant of bonuses for performance is left at the discretion of the Board of Directors upon the recommendation of the Compensation Committee, based on the financial results of the Corporation and the degree of achievement of objectives set by the Board of Directors, as more fully described above.

Share-based Awards

The Corporation believes that encouraging its Officers and employees to become Shareholders is the best way of aligning their interests with those of its Shareholders. Equity participation is currently accomplished through the Corporation’s Current Equity Incentive Plan. Under the Amended and Restated Equity Incentive Plan, Awards will be granted to management and employees taking into account a number of factors, including, base salary and bonuses, and competitive factors.

The Awards component of compensation provided by the Corporation under the Amended and Restated Equity Incentive Plan is intended to advance the interests of the Corporation by encouraging the Directors, Officers, employees and consultants of the Corporation to acquire Subordinate Voting Shares, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and furnishing them with additional incentive in their efforts on behalf of the Corporation in the conduct of its affairs. Grants under the Amended and Restated Equity Incentive Plan are intended to provide long term awards linked directly to the market value performance of the Corporation’s Subordinate Voting Shares. Under the Amended and Restated Equity Incentive Plan, the Board will review the Compensation Committee’s recommendations for the granting of Awards to management, Directors, Officers, other employees, and consultants of the Corporation and its subsidiaries. Awards will be granted according to the specific level of responsibility of the particular Director, Officer, employee or consultant. The number of outstanding Awards will also be considered by the Board when determining the number of Awards to be granted in any particular year due to the limited number of Awards that are available for grant under the Amended and Restated Equity Incentive Plan.

Equity Incentive Plan

The Corporation’s Current Equity Incentive Plan was last approved by shareholders on September 14, 2023. The maximum number of Subordinate Voting Shares that may be issued under the Current Equity Incentive Plan is 20% of the number of Subordinate Voting Shares then outstanding. Notwithstanding the foregoing, the total number of Subordinate Voting Shares issuable pursuant to incentive stock options cannot exceed 20,000,000 Subordinate Voting Shares, subject to adjustment in accordance with the terms of the Current Equity Incentive Plan.

At the Meeting, shareholders will be asked to consider and, if thought advisable, approve the Corporation’s amended and restated equity incentive plan. A summary of the material terms of the proposed amended and restated equity incentive plan, including the principal amendments thereto, is set out above under “Matters to be Considered at the Meeting – Approval of Amended and Restated Equity Incentive Plan”. The full text of the Amended and Restated Equity Incentive Plan is attached to this Proxy Statement and Information Circular as Schedule “A” and is available under the Corporation’s profile on SEDAR+ at sedarplus.ca

Purchase of Financial Instruments

The Corporation has not adopted any policies or imposed any contractual obligations to restrict the ability of a Named Executive Officer or a Director to purchase financial instruments, including for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation by the Corporation or held, directly or indirectly, by the Named Executive Officer or Director. The Board discourages the practice of purchasing the securities described above.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
J. Obie Strickler	2025	$500,004	-	$710,938	-	$1,210,942
President, Chief Executive Officer and Director	2024	$500,004	$391,667	$277,137	$449,473	$1,618,281

Andrew Marchington	2025	$252,866	-	$125,694	$327,346	$705,926
Chief Financial Officer(3)	2024	-	-	-	-	-

Ryan Kee	2025	-	-	-	-	-
Former Chief Financial Officer and current Director(4)	2024	$14,402	-	-	$45,951	$60,353

(1)	Amounts shown in this column represent the aggregate grant date fair value for RSU awards granted in the fiscal year ended December 31, 2025 and 2024, respectively, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation (“ASC 718”). See “Note 20—Stock Options and Restricted Stock Units” in our audited consolidated financial for the fiscal year ended December 31, 2025, in our Annual Report on Form 10-K (our “Annual Report”), available on the SEC’s EDGAR website at www.sec.gov and the Corporation’s SEDAR+ profile at www.sedarplus.ca, for a discussion of the assumptions and methodologies used to calculate the amounts referred to above.
(2)	Amounts shown in this column represent the aggregate grant date fair value for each option award granted in the fiscal year ended December 31, 2025 and 2024, respectively, as computed in accordance with ASC 718. See “Note 20—Stock Options and Restricted Stock Units” in our audited consolidated financial statements in our Annual Report for a discussion of the assumptions and methodologies used to calculate the amounts referred to above.
(3)	On January 1, 2025, Mr. Marchington was appointed as our Chief Financial Officer.
(4)	On January 1, 2025, Mr. Kee resigned from his position as the Corporation’s Chief Financial Officer. Mr. Kee remains a Director.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
J. Obie Strickler	1,500,000		-	$0.11	1/10/2027	-		-
	933,333	(2)	466,667	$0.62	8/31/2029	-		-
	-		-	-	-	333,900	(4)	233,730
	-		-	-	-	781,250	(4)	546,875
Andrew Marchington	500,000		-	$0.28	11/16/2027	-		-
	333,333	(2)	166,667	$0.61	8/31/2027	-		-
	166,667	(3)	333,333	$0.68	12/31/2028	-		-

(1)	The market value of unvested stock awards (RSUs) is calculated by multiplying the number of unvested Subordinate Voting Shares held by the closing price of the Subordinate Voting Shares on December 31, 2025 on the CSE, which was $0.51 (CAD$0.70).
(2)	These options vest in three equal tranches, two tranches vested on each of December 31, 2024 and 2025 and the final tranche vests on December 31, 2026.
(3)	These options vest in three equal tranches, one tranche vested on December 31, 2025 and the remaining two tranches vest on each of December 31, 2026 and 2027.
(4)	These RSUs fully vest on January 1, 2027.

Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)		Total ($)
Ryan Kee	2025	$15,289	$85,313	[●]	[1]	$100,602
Director(3)	2024	-	-	-		-

Abhilash Patel	2025	-	$85,313	-		$85,313
Former Director	2024	$47,500	$33,283	$45,951		$126,734

Stephen Gledhill	2025	$46,000	$85,313	-		$131,313
Independent Director	2024	$78,000	$33,283	$45,951		$157,234

Sean Conacher	2025	$75,000	$85,313	-		$160,313
Independent Director	2024	$47,500	$33,283	$45,951		$126,734

(1)	Amounts shown in this column represent the aggregate grant date fair value for RSU awards granted in the fiscal year ended December 31, 2025 and 2024, respectively, as computed in accordance with ASC 718. See “Note 20—Stock Options and Restricted Stock Units” in our audited consolidated financial statements in our Annual Report for a discussion of the assumptions and methodologies used to calculate the amounts referred to above.
(2)	Amounts shown in this column represent the aggregate grant date fair value for each option award granted in the fiscal year ended December 31, 2025 and 2024, respectively, as computed in accordance with ASC Topic 718. See “Note 20—Stock Options and Restricted Stock Units” in our audited consolidated financial statements in our Annual Report for a discussion of the assumptions and methodologies used to calculate the amounts referred to above.
(3)	On January 1, 2025, Mr. Kee resigned from his position as the Corporation’s Chief Financial Officer. Mr. Kee remains a Director.

[1]	For awards of options, with or without tandem SARs (including awards that subsequently have been transferred), the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Include a footnote disclosing the aggregate number of option awards outstanding at fiscal year-end.

Table of Compensation excluding Compensation Securities

The following table is a summary of compensation paid to the Named Executive Officers and Directors for the two most recently completed financial years ended December 31, 2024 and 2025:

Name	Period	Salary, consulting fee, retainer or commission (US$)	Bonus (US$)	Committee or meeting fees (US$)	Value of perquisites	Value of all other compensation (US$)	Total compensation (US$)
J. Obie Strickler, President, CEO, and Director	Year ended Dec 31, 2025	500,004	Nil	Nil	Nil	710,938(2)	1,210,942
	Year ended Dec 31, 2024	500,004(1)	291,667(1)	Nil	Nil	298,053(2)	1,089,720
Ryan Kee, Director, Former Chief Financial Officer and Corporate Secretary(3)	Year ended Dec 31, 2025	15,289	Nil	Nil	Nil	85,313(2)	100,602
	Year ended Dec 31, 2024	14,402	Nil	Nil	Nil	28,488(2)	42,890
Abhilash Patel, Former Director(4)	Year ended Dec 31, 2025	Nil	Nil	Nil	Nil	85,313(2)	85,313
	Year ended Dec 31, 2024	47,500	Nil	Nil	Nil	50,524(2)	98,024
Stephen Gledhill, Director(5)	Year ended Dec 31, 2025	46,000	Nil	Nil	Nil	85,313	131,213
	Year ended Dec 31, 2024	78,000	Nil	Nil	Nil	50,524(2)	128,524
Sean Conacher, Director	Year ended Dec 31, 2025	75,000	Nil	Nil	Nil	85,313(2)	160,313
	Year ended Dec 31, 2024	47,500	Nil	Nil	Nil	33,111(2)	80,611
Andrew Marchington, Chief Financial Officer and Corporate Secretary(6)	Year ended Dec 31, 2025	252,886	Nil	Nil	Nil	453,040(2)	705,926
	Year ended Dec 31, 2024	217,692	20,000	Nil	Nil	134,161(2)	371,853
David Pleitner, Manager of Golden Harvests	Year ended Dec 31, 2025	200,001	Nil	Nil	Nil	31,839(2)	231,840
	Year ended Dec 31, 2024	134,996	80,000	Nil	Nil	47,142(2)	262,138
Nolan Snyder, National Director of Sales	Year ended Dec 31, 2025	186,846	29,520	Nil	Nil	31,838(2)	245,204
	Year ended Dec 31, 2024	157,308	63,987	Nil	Nil	47,321(2)	268,615
Joshua Rosen, Chief Strategy Officer	Year ended Dec 31, 2025	162,500	Nil	Nil	Nil	Nil	162,500
	Year ended Dec 31, 2024	Nil	Nil	Nil	Nil	Nil	Nil

Notes:

1.	Mr. Strickler’s compensation is paid to his consulting company, Strickler Geological Consulting, LLC.
2.	Represents dollar value realized upon vesting of share-based awards.
3.	Mr. Kee resigned from his position as Chief Financial Officer and Corporate Secretary of the Corporation on December 31, 2024, but remains a director of the Corporation.
4.	Mr. Patel did not stand for re-election at the Corporation’s annual and special meeting of Shareholders held on July 3, 2025, and accordingly ceased to serve as a director upon the conclusion of that meeting.
5.	Mr. Gledhill was paid an additional $18,000 in fees in his role as chair of the Audit Committee and Compensation Committee.
6.	Mr. Marchington was appointed the Chief Financial Officer and Corporate Secretary of the Corporation on January 1, 2025.

Stock options and other compensation securities

Set forth in the table below is a summary of all compensation securities granted or issued to each Director and Named Executive Officer by the Corporation or one of its subsidiaries in the financial year ended December 31, 2025 for services provided or to be provided, directly or indirectly, to the Corporation or any of its subsidiaries.

Name	Type of compensation security	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price ($)	Closing price of security or underlying security on date of grant ($)	Closing price of security or underlying security at year end ($)	Expiry/Vesting Date
J. Obie Strickler, President, CEO and Director(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Abhilash Patel, Former Director(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Stephen Gledhill, Director(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sean Conacher, Director(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ryan Kee, Director, Former Chief Financial Officer and Corporate Secretary(5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Andrew Marchington(6), Chief Financial Officer and Corporate Secretary	N/A	N/A	N/A	N/A	N/A	N/A	N/A
David Pleitner(7), Manager of Golden Harvests	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Nolan Snyder(8), National Director of Sales	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Joshua Rosen, Chief Strategy Officer(9)	Stock Options	2,000,000	January 31, 2025	$0.87	$0.85	$0.70	January 31, 2029

Notes:

1.	As of December 31, 2025, Mr. Strickler held 1,500,000 stock options that were granted on January 10, 2023 and expire on January 10, 2027, with an exercise price of $0.15 per Subordinate Voting Share, and 1,400,000 stock options that were granted on August 31, 2024 and expire on August 31, 2027, with an exercise price of $0.84 per Subordinate Voting Share. As of December 31, 2025, Mr. Strickler also held 1,115,150 RSUs, consisting of 333,900 RSUs granted on August 31, 2024 and 781,250 RSUs granted on December 31, 2024, each of which has a settlement date of January 1, 2027.

2.	As of December 31, 2025, Mr. Patel held 170,000 stock options that were granted on August 31, 2024 and expire on August 31, 2027, with an exercise price of $0.84 per Subordinate Voting Share. Mr. Patel did not stand for re-election at the Corporation’s annual and special meeting of Shareholders held on July 3, 2025, and accordingly ceased to serve as a director upon the conclusion of that meeting.
3.	As of December 31, 2025, Mr. Gledhill held 170,000 stock options that were granted on August 31, 2024 and expire on August 31, 2027, with an exercise price of $0.84 per Subordinate Voting Share.
4.	As of December 31, 2025, Mr. Conacher held 750,000 stock options that were granted on January 10, 2023 and expire on January 10, 2027, with an exercise price of $0.15 per Subordinate Voting Share, and 170,000 stock options that were granted on August 31, 2024 and expire on August 31, 2027, with an exercise price of $0.84 per Subordinate Voting Share. As of December 31, 2025, Mr. Conacher also held 133,850 RSUs, consisting of 40,100 RSUs granted on August 31, 2024 and 93,750 RSUs granted on December 31, 2024, each of which has a settlement date of January 1, 2027.
5.	Mr. Kee resigned from his position as Chief Financial Officer and Corporate Secretary of the Corporation on December 31, 2024, but remains a director of the Corporation. As of December 31, 2025, Mr. Kee held 170,000 stock options that were granted on August 31, 2024 and expire on August 31, 2027, with an exercise price of $0.84 per Subordinate Voting Share. As of December 31, 2025, Mr. Kee also held 93,750 RSUs granted on December 31, 2024, with a settlement date of January 1, 2027.
6.	Mr. Marchington was appointed the Chief Financial Officer and Corporate Secretary of the Corporation on January 1, 2025. As of December 31, 2025, Mr. Marchington held 500,000 stock options that were granted on November 16, 2023 and expire on November 16, 2027, with an exercise price of $0.39 per Subordinate Voting Share, 500,000 stock options that were granted on August 31, 2024 and expire on August 31, 2027, with an exercise price of $0.84 per Subordinate Voting Share, and 500,000 stock options that were granted on December 31, 2024 and expire on December 31, 2028, with an exercise price of $0.93 per Subordinate Voting Share.
7.	As of December 31, 2025, Mr. Pleitner held 175,000 stock options that were granted on January 10, 2023 and expire on January 10, 2027, with an exercise price of $0.15 per Subordinate Voting Share, and 300,000 stock options that were granted on August 31, 2024 and expire on August 31, 2027, with an exercise price of $0.84 per Subordinate Voting Share.
8.	As of December 31, 2025, Mr. Snyder did not hold any stock options or RSUs.
9.	As of December 31, 2025, Mr. Rosen held 2,000,000 stock options that were granted on January 31, 2025 and expire on January 31, 2029, with an exercise price of $0.87 per Subordinate Voting Share.

Exercise of Compensation Securities by Directors and NEOs2

Name	Type of compensation security	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price ($)	Closing price of security or underlying security on date of grant ($)	Closing price of security or underlying security at year end ($)	Expiry/Vesting Date
J. Obie Strickler, President, CEO and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Abhilash Patel, Former Director(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Stephen Gledhill, Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sean Conacher, Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ryan Kee, Director, Former Chief Financial Officer and Corporate Secretary(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Andrew Marchington, Chief Financial Officer and Corporate Secretary	N/A	N/A	N/A	N/A	N/A	N/A	N/A
David Pleitner, Manager of Golden Harvests	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Nolan Snyder, National Director of Sales	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Josh Rosen, Chief Strategy Officer	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

1.	Mr. Patel did not stand for re-election at the Corporation’s annual and special meeting of Shareholders held on July 3, 2025, and accordingly ceased to serve as a director upon the conclusion of that meeting.
2.	Mr. Kee resigned from his position as Chief Financial Officer and Corporate Secretary of the Corporation on December 31, 2024, but remains a director of the Corporation.

Management and Employment Agreements

On December 4, 2018, Grown Rogue Unlimited, LLC (“GRU”) entered into an employment agreement with Adam August as Senior Vice-President for GRU, which was amended and restated on March 1, 2019, again on February 1, 2020, and on February 1, 2021. Pursuant to the employment agreement, annual salary of $150,000 was paid in semi-monthly instalments by GRU. Effective January 1, 2023 Mr. August’s annual salary was increased to $190,000. Mr. August was eligible for bonuses by GRU from time to time, including a profitability bonus of 30% of base salary. Mr. August resigned as Senior Vice-President of GRU on January 4, 2024.

On August 1, 2020, GRU entered into an employment agreement with Ryan Kee as Chief Accounting Officer for GRU, which was amended and restated on May 1, 2022. Pursuant to the employment agreement, Mr. Kee was paid an annual salary of $200,000 in semi-monthly instalments. Mr. Kee may be awarded bonuses by GRU at GRU’s sole discretion. Mr. Kee’s appointment as Chief Financial Officer and Corporate Secretary was approved by the board of directors on August 18, 2021. Mr. Kee’s agreement included a change of control provision, triggered by termination, or a constructive dismissal within six months of a change in control event. If triggered, the agreement provided for a payment equal to 50% of the Mr. Kee’s compensation for the twelve months prior to the change in control event would be due within sixty calendar days after the effective date of the triggering event. Mr. Kee resigned from his position as Chief Financial Officer and Corporate Secretary of the Corporation on December 31, 2024.

On October 1, 2024, GRU entered into a consulting agreement with Strickler Geological Consulting, LLC (“Strickler Consulting”), an entity controlled by Obie Strickler, President, CEO and Director of the Corporation. Under the agreement, Strickler Consulting is entitled to yearly compensation consisting of a yearly cash fee of $500,000 (the “Cash Fee”), $500,000 in RSUs, subject to a maximum of 1,000,000 RSUs (the “Equity Compensation”, together with the Cash Fee, the “Consulting Fee”), and a bonus, as determined by the Board of the Corporation, between 25% and 100% of the Cash Fee. If the agreement is terminated without cause, Strickler Consulting is entitled to any earned but unpaid Consulting Fees, any earned but unpaid bonus for the previously completed financial year, a pro-rata bonus for the current financial year, a termination fee equal to 1.5 times the Consulting Fee, and the immediate vesting of all RSUs and Options held by Strickler Consulting. Upon a change of control and involuntary termination of Strickler Consulting within the twelve-month period following the change of control, Strickler Consulting is entitled to twenty-four months of the Consulting Fee, any earned but unpaid bonus for the previously completed financial year, a pro-rata bonus for the current financial year, and the immediate vesting of all RSUs and Options held by Strickler Consulting.

On April 1, 2026, GRU entered into an employment agreement with Josh Rosen as Chief Strategy Officer for GRU. Pursuant to the employment agreement, Mr. Rosen is paid an annual base salary of $225,000 in installments in accordance with the Corporation’s payroll practices. Mr. Rosen is eligible to participate in the Corporation’s Executive Compensation plan as developed by Company executive officers and approved by the board of directors. Mr. Rosen is also eligible to participate in the Corporation Option Plan provided by the Corporation, comprising 2,000,000 Options, with a five-year term, transferred from a prior consulting agreement between the Corporation and JNR MC Capital Advisors, LLC dated February 1, 2025. The Options vest as follows: 1,000,000 Options vest in equal monthly installments over a period of two years; 500,000 Options vest on the 24-month anniversary of the Agreement; and 500,000 Options vest on the 36-month anniversary of the Agreement. In the event of a Change in Control, all unvested Options shall immediately vest upon consummation of the transaction. Mr. Rosen’s agreement includes a Sale Bonus equal to 1.0% of the total enterprise value of GRIN upon the consummation of a Change in Control transaction, payable in a lump sum within 30 days following consummation. Mr. Rosen is also entitled to a Transaction Bonus equal to 1.0% of the total enterprise value of any acquired entity where such entity’s enterprise value is $100,000,000 or greater, payable in a lump sum within 30 days following consummation of the applicable transaction.

Termination and Change of Control Benefits

See summary of employment agreements above for a discussion of termination and change of control benefits for each of Obie Strickler and Josh Rosen.

None of Andrew Marchington, David Pleitner, or Nolan Snyder are subject to a contract, agreement, plan or arrangement, that provides for payments at, following, or in connection with their resignation, retirement or other termination, or a change in control of the Corporation or a change in their responsibilities following a change in control.

PENSION PLAN BENEFITS

No benefits were paid, and no benefits are proposed to be paid to any Directors or Named Executive Officers under any pension or retirement plan.

The Corporation does not have any plans, other than the Stock Option Plan, pursuant to which cash or non-cash compensation is paid or distributed to the Directors and Named Executive Officers.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Set forth below is a summary of securities issued and issuable under all equity compensation plans for the Corporation as at June 30, 2026. As at June 30, 2026, the Corporation’s Equity Incentive Plan was the only equity compensation plan of the Corporation.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	15,511,500	$0.45	34,476,296
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	15,511,500	$0.45	34,476,296

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No individual who is, or at any time during the most recently completed financial year was, a director or executive officer of the Corporation, a proposed nominee for election as a director of the Corporation, and each associate of any such director, executive officer or proposed nominee: (a) is, or at any time since the beginning of the most recently completed financial year of the Corporation has been, indebted to the Corporation or any of its subsidiaries or (b) has indebtedness to another entity that is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as disclosed in this Proxy Statement and Information Circular, none of the informed persons of the Corporation (as defined in National Instrument 51-102 Continuous Disclosure Obligations), nor any proposed nominee for election as a Director of the Corporation, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to the issued shares of the Corporation, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which, in either case, has or will materially affect the Corporation and that none of such persons has any material interest in any transaction proposed to be undertaken by the Corporation and will materially affect the Corporation.

In January of 2023, the Corporation exercised an option to acquire 87% of the CEO’s membership interest in Canopy Management, LLC (“Canopy”), which provided identical economic rights as the Corporation originally had in its option agreement for the acquisition of Golden Harvests, LLC (“Golden Harvests”) that was entered into in February of 2020. On April 25, 2024, the Corporation purchased the remaining minority interest in Canopy for USD$780,000. The USD$780,000 payment to the minority investors consisted of a 20% cash down payment and a seller’s note covering the remaining 80%, which requires monthly payments over a period of four years at an interest rate of 5.2% per annum. Also, the Corporation purchased an additional 20% of the minority interest in Golden Harvests for USD$2,000,000 in deferred cash payments, which includes minimum quarterly payments in cash for a period of 4 years, and a potential earnout based on the performance of Golden Harvests. The minority interest in Golden Harvests is owned by David Pleitner and 8% of the interest in Canopy was owned by certain directors of the Corporation.

CORPORATE GOVERNANCE

Effective June 30, 2006, the securities regulatory authorities in Canada adopted National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”). NP 58-201 contains a series of guidelines for effective corporate governance. The guidelines deal with such matters as the constitution and independence of corporate boards, their functions, the experience and education of board members and other items dealing with sound corporate governance.

Corporate governance refers to the way the business and affairs of a reporting issuer are managed and relates to the activities of the board, the members of who are elected by and are accountable to the Shareholders. Corporate governance takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Corporation. The Board is committed to sound corporate governance practices which are both in the interest of its Shareholders and contribute to effective and efficient decision-making. Pursuant to NI 58-101 the Corporation has established its corporate governance practices.

Board of Directors

Directors are considered to be independent if they have no direct or indirect material relationship with the Corporation. A material relationship is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a Director’s independent judgment.

Pursuant to the OTCQB’s corporate governance requirements, at least two members of the Corporation’s Board and a majority of the members of the Corporation’s Audit Committee must be made up of independent directors. Under the OTCQB’s corporate governance requirements, a director is “independent” if, among other things, the director is not, and has not been for the preceding three-year period, an executive officer or employee of the Corporation and the Corporation’s Board affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Stephen Gledhill and Mr. Sean Conacher are independent directors, including under the OTCQB’s corporate governance requirements. The non-independent Directors are Mr. J. Obie Strickler and Mr. Ryan Kee. The proposed slate of Directors will be comprised of two (2) independent Directors (Mr. Stephen Gledhill and Mr. Sean Conacher) and two (2) non-independent Director (Mr. J. Obie Strickler and Mr. Ryan Kee).

The Board facilitates its independent supervision over management by having regular Board meetings and by establishing and implementing prudent corporate governance policies and procedures.

The Board has adopted policies to provide leadership for the independent Directors.

During the year ended December 31, 2025, our Board held seven regular and special meetings. All Directors have attended all Board and meetings held since the beginning of the Corporation’s most recently completed financial year.

Directors are permitted to attend our annual meeting of shareholders. One of our current Directors attended our 2025 annual meeting of shareholders, held on July 3, 2025.

Board of Directors Mandate

The Board approved and adopted its Directors’ mandate. Roles and responsibilities of the Board are those typically assumed by a board of directors.

Responsibility of the Board of Directors

The fundamental responsibility of the Board is to appoint a competent senior management team and to oversee the management of the business, with a view to maximizing shareholder value and ensuring corporate conduct in an ethical and legal manner via an appropriate system of corporate governance and internal controls.

Senior Management Responsibility

●	Appoint the CEO and senior officers, approve their compensation, and monitor the CEO’s performance against a set of mutually agreed corporate objectives directed at maximizing shareholder value.

●	In conjunction with the CEO, develop a clear mandate for the CEO, which includes a delineation of senior management’s responsibilities.

●	Ensure that a process is established that adequately provides for succession planning, including the appointing, training and monitoring of senior management.

●	Establish limits of authority delegated to senior management.

Operational Effectiveness and Financial Reporting

●	Annual review and adoption of a strategic planning process and approval of the corporate strategic plan, which takes into account, among other things, the opportunities and risks of the business.

●	Ensure that a system is in place to identify the principal risks to the Corporation and that the best practical procedures are in place to monitor and mitigate the risks.

●	Ensure that processes are in place to address applicable regulatory, corporate, securities and other compliance matters.

●	Ensure that an adequate system of internal control exists.

●	Ensure that due diligence processes and appropriate controls are in place with respect to applicable certification requirements regarding the Corporation’s financial and other disclosure.

●	Review and approve the Corporation’s financial statements and oversee the Corporation’s compliance with applicable audit, accounting and reporting requirements.

●	Approve annual operating and capital budgets.

●	Review and consider for approval all amendments or departures proposed by senior management from established strategy, capital and operating budgets or matters of policy which diverge from the ordinary course of business.

●	Review operating and financial performance results relative to established strategy, budgets and objectives.

Ethics, Integrity and Code of Conduct

●	Approve a communications policy or policies to ensure that a system for corporate communications to all stakeholders exists, including processes for consistent, transparent, regular and timely public disclosure, and to facilitate feedback from stakeholders.

●	Approve a Business Code of Conduct for Directors, Officers, employees, contractors and consultants and monitor compliance with the Business Code of Conduct and approve any waivers of the Business Code of Conduct for officers and directors.

Board Process/Effectiveness

●	Ensure that Board materials are distributed to Directors in advance of regularly scheduled meetings to allow for sufficient review of the materials prior to the meeting. Directors are expected to attend all meetings.

●	Approve the nomination of Directors.

●	Provide a comprehensive orientation to each new Director.

●	Establish an appropriate system of corporate governance including practices to ensure the Board functions independently of management.

●	Establish appropriate practices for the regular evaluation of the effectiveness of the Board, its committees and its members.

●	Establish committees and approve their respective mandates and the limits of authority delegated to each committee.

●	Review and re-assess the adequacy of the Audit Committee Mandate on a regular basis, but not less frequently than on an annual basis.

●	Review the adequacy and form of the Directors’ compensation to ensure it realistically reflects the responsibilities and risks involved in being a Director.

●	Each member of the Board is expected to understand the nature and operations of the Corporation’s business, and have an awareness of the political, economic and social trends prevailing in all countries or regions in which the Corporation invests or is contemplating potential investment.

●	Directors shall meet regularly, and in no case less frequently than quarterly, without senior management participation.

●	In addition to the above, adherence to all other Board responsibilities as set forth in the Corporation’s By-Laws, applicable policies and practices and other statutory and regulatory obligations, such as approval of dividends, issuance of securities, etc., is expected.

How the Board Delineates the Role and Responsibilities of the Chair

A written description has been developed for the Chair of the Board. The fundamental responsibility of the Chair of the Board of Directors of the Corporation is to effectively manage the affairs of the Board.

How the Board Delineates the Role and Responsibilities of the Chief Executive Officer

The Board has developed a written position description of the CEO. The CEO’s objectives are discussed and decided during the Compensation Committee meetings following the CEO’s presentation of the annual plan. These objectives include the mandate to maximize shareholder value. The Board approves the CEO objectives for the Corporation on an annual basis.

Orientation and Continuing Education

When new Directors are appointed they receive orientation, commensurate with their previous experience, on the Corporation’s business, assets, industry, and on the responsibilities of Directors. Board meetings may also include presentations by the Corporation’s management and employees to give the Directors additional insight into the Corporation’s business.

Steps Taken to Ensure Directors Exercise Independent Judgement

A Director of the Corporation must immediately disclose to the Board any situation that may place him or her in a conflict of interest. Any such declaration of interest is recorded in the minutes of the meeting. The Director abstains, except if required, from the discussion and voting on the question. In addition, an interested Director will excuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.

Nomination of Directors

The Board will consider its size each year when it considers the number of Directors to recommend to the Shareholders for election at the annual meeting of Shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

The selection of the nominees of the Board is made by the other members of the Board, based on the needs of the Corporation and the qualities required to sit on the Board, including ethical character, integrity and maturity of judgement, the level of experience, their ideas regarding the material aspects of the business, the expertise of the candidates in the fields relevant to the Corporation, the will and ability of the candidates to devote the necessary time to their duties, the Board and its committees, the will of the candidates to serve the Board for numerous consecutive financial periods, and finally, the will of the candidates to refrain from engaging in activities which conflict with the responsibilities and duties of the Director of the Corporation and its Shareholders.

The Corporation may use various sources in order to identify the candidates for the Board, including its own contacts and references from other Directors, Officers, advisors of the Corporation, and executive placement agencies.

Compensation Committee

The mandate of the Compensation Committee is formalized in a written charter. The Compensation Committee has the responsibility of evaluating governance, compensation, performance incentives as well as benefits granted to the Corporation’s upper management in accordance with their responsibilities and performance as well as to recommend the necessary adjustments to the Board. This committee also reviews the amount and method of compensation granted to the Directors. The Compensation Committee may mandate an external firm in order to assist it during the execution of its mandate. The Compensation Committee considers time commitment, comparative fees and responsibility in determining compensation. The Compensation Committee is also in charge of establishing the procedure which must be followed by the Corporation in order for it to comply with the guidelines of the OTCQB and CSE regarding corporate governance. See “Executive Compensation – Compensation Committee” for additional details.

The current Compensation Committee is comprised of J. Obie Strickler, Sean Conacher and Stephen Gledhill. The Compensation Committee will be comprised of the same individual Directors under the proposed slate of the Directors.

Corporate Governance Committee and Nominating Committee

The mandate of the Corporate Governance and Nominating Committee (the “CGNC”) is formalized in a written charter. The members of the CGNC are Sean Conacher, Stephen Gledhill and J. Obie Strickler. The CGNC assists the Board in overseeing the Corporation’s corporate governance functions; identify, review and evaluate candidates to serve as directors, assessing the performance of the Board and management, and developing a set of corporate governance principles. The CGNC is responsible for, among other things:

●	Identify and review director nominees;

●	Consider recommendations for Board nominees and proposals submitted by the Corporation’s shareholders;

●	Assess the performance of the Board;

●	Recommend chair and membership of board committees;

●	Review director independence;

●	Review succession planning for the Board and key leadership roles on the Board and its committees;

●	Review the Board’s leadership structure and recommend changes to the Board;

●	Consider and review continuing education for directors;

●	Review and assess our corporate governance guidelines;

●	Review insurance coverage for the directors and executive officers; and

The CGNC and Board assess, on an annual basis, the contributions of the board as a whole, the Audit Committee and each of the individual directors, in order to determine whether each is functioning effectively. The Board monitors the adequacy of information given to directors, communication between the board and management and the strategic direction and processes of the board and committees. The Audit Committee will annually review the Audit Committee Charter and recommend, if any, revisions to the board as necessary.

Shareholder Nominations to the Board of Directors

Subject to the applicable provisions of the OBCA, our Articles of Amalgamation as amended (our “Articles”), and our Amended and Restated By-law No.1 (our “Bylaws”), we will consider a proposed nominee for election as a Director submitted by an eligible shareholder so long as the nomination complies with the requirements set forth in our Bylaws. All proposed nominations must include the information set forth in our Bylaws and evidence of the nominating shareholder’s beneficial ownership of our Subordinate Voting Shares and must be timely delivered in writing to our Corporate Secretary, Andrew Marchington, at invest@grownrogue.com.

For a nomination to be timely it must be received by our Corporate Secretary (i) in the case of an annual meeting, not less than 30 or more than 65 days prior to the meeting date; provided, that if the first public announcement of the meeting date (the “Notice Date”) is less than 50 days before the meeting date, than the nomination must be received no later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting which includes the election of Directors, no later than the close of business on the 15th day following the first public announcement the special meeting date.

All proposed nominees will be required to confirm in writing their willingness, if elected, to comply with all applicable corporate governance, conflict of interest, confidentiality and insider trading policies and guidelines of the Corporation in effect during their term in office.

Directorships

Other than Stephen Gledhill, no Director or proposed Director of the Corporation is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction. Stephen Gledhill is a director of Bhang Inc.

AUDIT COMMITTEE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The mandate of the Audit Committee is formalized in a written charter. Current members of the Audit Committee include Stephen Gledhill, as chair, Sean Conacher and Ryan Kee.

The Audit Committee’s primary duties and responsibilities are to:

●	Review management’s identification of principal financial risks and monitor the process to manage such risks.

●	Oversee and monitor the Corporation’s compliance with legal and regulatory requirements.

●	Receive and review the reports of the Audit Committee of any subsidiary with public securities.

●	Oversee and monitor the Corporation’s accounting and financial reporting processes, financial statements and system of internal controls regarding accounting and financial reporting and accounting compliance.

●	Oversee audits of the Corporation’s financial statements.

●	Oversee and monitor the qualifications, independence and performance of the Corporation’s external auditors and internal auditing department.

●	Provide an avenue of communication among the external auditors, management, the internal auditing department; and the Board.

●	Report to the Board regularly.

The Audit Committee has the authority to conduct any review or investigation appropriate to fulfilling its responsibilities. The Audit Committee shall have unrestricted access to personnel and information, and any resources necessary to carry out its responsibility.

The Corporation’s Audit Committee is comprised of Ryan Kee (not independent), Sean Conacher (independent) and Stephen Gledhill (independent). Stephen Gledhill is the chairman of the Audit Committee. Under the proposed slate of Directors, the Audit Committee will be comprised of the same individuals. Based on the experience of the Audit Committee members described below, the Corporation believes that these persons have sufficient knowledge and background to actively participate on the Audit Committee.

Under the proposed slate of Directors, the Audit Committee will consist of two independent members and one non-independent member. A member of the Audit Committee is independent if the member has no direct or indirect material relationship with the Corporation. A material relationship means a relationship which could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment.

Our Board has determined that each member of our Audit Committee, other than Ryan Kee, satisfies the independence standards under Rule 10A-3 promulgated under the Exchange Act and that based on their professional experience each of Ryan Kee and Stephen Gledhill are “audit committee financial experts” and that all the proposed Audit Committee members are financially literate. A member of the Audit Committee is considered financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation. From the experience described above, the Corporation believes that these persons have sufficient knowledge and background to actively participate on the Audit Committee.

Relevant Education and Experience

As set out below, each member of the Corporation’s present Audit Committee has adequate education and experience that is relevant to his performance as an Audit Committee member and, in particular, the requisite education and experience that have provided the member with:

(a)	an understanding of the accounting principles used by the Corporation to prepare its financial statements and the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and provisions;

(b)	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements or experience actively supervising individuals engaged in such activities; and

(c)	an understanding of internal controls and procedures for financial reporting.

Audit Committee Oversight

The Audit Committee has not made any recommendations to the Board to nominate or compensate any external auditor that was not adopted by the Board.

Reliance on Certain Exemptions

Since the commencement of the Corporation’s most recently completed financial year ended December 31, 2024, the Corporation has not relied on the exemption in Section 2.4 (De Minimis Non-Audit Services) of National Instrument 52-110 Audit Committees (“NI 52-110”) or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110. The Corporation is relying upon the exemption in Section 6.1 (Venture Issuers) of NI 52-110.

Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that all audit and non-audit services are pre-approved prior to engagement. Before the initiation of each audit, the principal accountant submits a budget of the expected range of expenditures to complete their audit engagement (including Audit Fees, Audit-Related Fees and Tax Fees) to the Audit Committee for approval. In the event that the principal accountant exceeds these parameters, the individual auditor is expected to communicate to management the reasons for the variances, so that such variances can be ratified by the Audit Committee. As a result, 100% of expenditures within the scope of the noted budget are approved by the Audit Committee.

During the years ended December 31, 2025 and 2024, there were no hours performed by any person other than the primary accountant’s fulltime permanent employees.

Since the commencement of the Corporation’s most recently completed fiscal year, no recommendations were made by the Audit Committee to nominate or compensate an external auditor.

Audit Committee Report

The Audit Committee has reviewed and discussed with management and Turner, Stone & Company, L.L.P. (“Turner Stone”) as the independent auditors of the Corporation, our audited financial statements and management’s and Turner Stone’s evaluations of our internal control over financial reporting. Further, the Audit Committee has discussed with Turner Stone the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Turner Stone its independence, and received from Turner Stone the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Turner Stone, with and without management present, the scope and results of Turner Stone’s audit of such financial statements.

External Auditor Service Fees

The aggregate fees billed by the Corporation’s external auditors in each of the last two fiscal years for audit fees are as follows:

Financial Year	Audit Fees (US$)	Audit Related Fees ($)	Tax Fees(1)	All Other Fees ($)
Ended December 31, 2024	$113,257	$Nil	$Nil	$Nil
Ended December 31, 2025	$240,548	$Nil	$Nil	$76,352

Notes:

(1)	Tax Fees include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

Other Board Committees

The Board has no committees other than the CGNC, Audit Committee and the Compensation Committee.

Assessments

The Board monitors the adequacy of information given to Directors, communication between the Board and management and the strategic direction and processes of the Board and committees. The Board of Directors does not consider that formal assessments would be useful at this stage of the Corporation’s development. The Board conducts informal annual assessments of the Board’s effectiveness, the individual Directors, the Audit Committee and the Compensation Committee. As part of the assessments, the Board may review its mandate and conduct reviews of applicable corporate policies.

Insider Trading Policy

We have adopted insider trading policies and procedures (our “Insider Trading Policy”) governing the purchase, sale, and other disposition of our securities by directors, officers, and employees of the Corporation. We believe that our Insider Trading Policy is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and, among other things, prohibits our directors, officers, and employees from trading in our securities while in possession of material, nonpublic information.

ADDITIONAL INFORMATION

Financial information regarding the Corporation is provided in the Corporation’s audited annual consolidated financial statements for the financial years ended December 31, 2024 and December 31, 2025, and the accompanying management’s discussion and analysis. Written requests for a copy of the above documents should be directed to the Corporation: c/o Miller Thomson LLP, Scotia Plaza, 40 King St. W., Suite 6600, PO Box 1011, Toronto, Ontario, M5H 3S1, Attention to Grown Rogue International Inc.: Andrew Marchington, CFO and Corporate Secretary. Additional information concerning the Corporation is also available online under the Corporation’s profile at www.sedarplus.ca.

DIRECTORS’ APPROVAL OF PROXY STATEMENT AND INFORMATION CIRCULAR

The contents and the sending of this Proxy Statement and Information Circular to the Shareholders have been approved by the Board.

DATED at Toronto, Ontario this [●] day of [●], 2026.

BY ORDER OF THE BOARD OF DIRECTORS

(signed)	“J. Obie Strickler”
J. Obie Strickler
Director, President and Chief Executive Officer

SCHEDULE “A”

2026 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

GROWN ROGUE INTERNATIONAL INC.

Section 1.	Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and Non-Employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

(c)	“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).

(d)	“Board” shall mean the Board of Directors of the Company.

(e)	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)	“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. At any time that the Company is an SEC registrant and is not a “foreign private issuer” for purposes of the Securities Act and the Exchange Act, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(g)	“Company” shall mean Grown Rogue International Inc., an Ontario corporation, and any successor corporation.

(h)	“CSE” means the Canadian Securities Exchange”

(i)	“Director” shall mean a member of the Board.

(j)	“Effective Date” shall mean the date the Plan is adopted by the Board, as set forth in Section 11.

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(k)	“Eligible Person” shall mean any employee, officer, Non-Employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(l)	“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

(m)	“Fair Market Value” with respect to one Share as of any date shall mean (a) if the Shares are listed on the CSE or any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on the last trading day prior to such date, and if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares. Notwithstanding the foregoing, in the event that the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options; (b) if the Shares are not so listed on the CSE or any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(n)	“Incentive Stock Option” shall mean an option granted under (a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)	“Listed Security” means any security of the Company that is listed or approved for listing on a U.S. national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the U.S. Financial Industry Regulatory Authority (or any successor thereto).

(p)	“Multiple Voting Shares” shall mean the multiple voting shares of the Company, each of which carries 1,000 votes and is convertible, in certain limited circumstances, into 1,000 Subordinate Voting Shares.

(q)	“Non-Employee Director” shall mean a Director who is not also an employee of the Company or any Affiliate.

(r)	“Non-Qualified Stock Option” shall mean an option granted under (a) of the Plan that is not intended to be an Incentive Stock Option.

(s)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(t)	“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(u)	“Performance Award” shall mean any right granted under 6(d) of the Plan.

(v)	“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

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(w)	“Plan” shall mean the Company’s 2026 Amended and Restated Equity Incentive Plan, as amended from time to time.

(x)	“Restricted Stock” shall mean any Share granted under 6(c) of the Plan.

(y)	“Restricted Stock Unit” shall mean any unit granted under 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date, provided that in the case of Participants who are liable to taxation under the Tax Act in respect of amounts payable under this Plan, that such date shall not be later than December 31of the third calendar year following the year services were performed in respect of the corresponding Restricted Stock Unit awarded.

(z)	Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(aa)	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(bb)	“Share” or “Shares” shall mean the subordinate voting shares of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(cc)	“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(dd)	“Stock Appreciation Right” shall mean any right granted under 6(b) of the Plan.

(ee)	“Subordinate Voting Shares” shall mean the subordinate voting shares of the Company.

(ff)	“Tax Act” means the Income Tax Act (Canada).

(gg)	“Termination Date” means the date on which a person ceases to be an Eligible Person as a result of a termination of employment or services with the Company or an Affiliate for any reason, including death, incapacity, retirement, resignation or termination with or without cause. For the purposes of the Plan, an Eligible Person’s employment with, or provision of services to, the Company or an Affiliate shall be considered to have terminated, (i) in the case of death, retirement, resignation or termination with or without cause, effective on the last day of the Eligible Person’s actual and active employment with, or provision of services to, the Company or an Affiliate whether such day is selected by agreement with the individual, unilaterally by the Company or the Affiliate and whether with or without advance notice to the Eligible Person, or (ii) in the case of an incapacity of the Eligible Person, the effective date of termination as specified in the written notice from the Company or its Affiliate to such Eligible Person. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable laws in respect of such termination of employment that follows or is in respect of a period after the Eligible Person’s last day of actual and active employment shall be considered as extending the Eligible Person’s period of employment for the purposes of determining his entitlement under the Plan;

(hh)	“U.S. Award Holder” shall mean any holder of an Award who is a “U.S. person” (as defined in Rule 902(k) of Regulation S under the Securities Act) or who is holding or exercising Awards in the United States.

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Section 3.	Administration

(a)	Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of the jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)	Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable corporate law.

(c)	Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of all applicable securities rules.

(d)	Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Sch. A-4

Section 4.	Shares Available for Awards

(a)	Shares Available. Subject to adjustment as provided in (c) below, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 15% of the number of Shares outstanding. References to number of outstanding Shares hereunder, include the number of Shares issuable on conversion of Multiple Voting Shares. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in (b) below.

(b)	Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)	Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Awards or Shares covered by an Award that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, Shares subject to an Option shall count against the aggregate number of Shares available under the Plan only while such Option remains outstanding. Upon the exercise, expiry, forfeiture, reacquisition, termination or cancellation of an Option, the number of Shares subject to such Option shall again be available for granting Awards under the Plan.

(ii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iii)	Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)	Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares, or unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award and (iv) any share limit set forth in the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

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(d)	Additional Award Limitations. If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing investor relations activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company and/or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term, as used herein, includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.	Awards

(a)	Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be lower than the greater of the closing market prices of the Shares on (a) the trading day prior to the date of grant of the Option, and (b) the date of grant of the Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that the expiry date of an Option held by a non-U.S. Award Holder falls within a trading blackout period imposed by the Company (a “Blackout Period”), and neither the Company nor the individual in possession of the Options is subject to a cease trade order in respect of the Company’s securities, then the expiry date of such Option shall be automatically extended to the 10th business day following the end of the Blackout Period.

(iii)	Termination:

(A)	Unless otherwise provided hereunder or in the Option Agreement or as otherwise determined by the Board in its sole discretion, in the event of termination as a result of retirement, incapacity or death of an Eligible Person, the Eligible Person (or the administrator, executor or liquidator of the Eligible Person’s estate): (I) may exercise any Options to the extent that the Options were exercisable at the Termination Date and the right to exercise such Options terminates on the earlier of: (1) in the case of the Eligible Person’s death, incapacity or retirement, the date that is 180 days after the Termination Date; and (2) the date on which the particular Option expires pursuant to this Plan, provided that if an Eligible Person (or his legal representative) does not exercise his Options on or prior to such date, such Options shall immediately expire and are cancelled on such date. Any Options held by the Eligible Person that were not exercisable at the Termination Date immediately expire and are cancelled on such date.

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(B)	Unless otherwise provided hereunder or in the Option Agreement, or as otherwise determined by the Board in its sole discretion, in the event of termination without cause (whether such termination occurs with or without any or adequate reasonable notice, or with or without any or adequate compensation in lieu of such reasonable notice), then any Options held by the Eligible Person that are exercisable at the Termination Date, continue to be exercisable by the Eligible Person until the earlier of: (i) the date that is 30 days after the Termination Date; and (ii) the date on which the particular Option expires pursuant to this Plan, provided that if an Eligible Person does not exercise his Options on or prior to such date, such Options shall immediately expire and are cancelled on such date. Any Options held by the Eligible Person that are not exercisable at the Termination Date immediately expire and are cancelled on the Termination Date.

(C)	Unless otherwise provided hereunder or in the Option Agreement, or as otherwise determined by the Board in its sole discretion, in the event of Termination by reason of cause or resignation, then any Options held by the Eligible Person, whether or not exercisable at the Termination Date, immediately expire and are cancelled on such date or at a time as may be determined by the Board, in its sole discretion.

(D)	In no event can an Option be exercisable after the date that is one year after the Termination Date.

(iv)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in whole or in part, with a promissory note.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(v)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

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(B)	Subject to adjustment pursuant to Section 4(c), the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall not exceed 20,000,000 Shares.

(C)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)	The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)	Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right entitles the holder to receive, upon exercise of the Stock Appreciation Right, the increase in the Fair Market Value of a specified number of Shares from the date of the grant of the Stock Appreciation Right and the date of exercise payable in Shares. The value ascribed to the Shares covered by the Stock Appreciation Right may not be lower than the greater of the closing market prices of the Shares on (a) the trading day prior to the date of grant of the Stock Appreciation Right, and (b) the date of grant of the Stock Appreciation Right provided, however, that, subject to applicable law and stock exchange rules, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in (a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Sch. A-8

(c)	Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the restriction period, unless otherwise provided in the applicable Award Agreement, a Participant will have the right to vote the Shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses.

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units, however the Compensation Committee may elect to pay cash, or part cash and part Shares in lieu of delivering only Shares. The value ascribed to the Shares covered by an Award of Restricted Stock and Restricted Stock Units may not be lower than the greater of the closing market prices of the Shares on (a) the trading day prior to the date of grant, and (b) the date of grant.

(iii)	Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)	Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The value ascribed to Shares covered by the Performance Awards may not be lower than the greater of the closing market prices of the Shares on (a) the trading day prior to the date of grant, and (b) the date of grant.

Sch. A-9

(e)	General

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with all applicable securities rules. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iii)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(iv)	Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders and applicable stock exchange approval, seek to effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; canceling the underwater Option or Stock Appreciation Right and granting either replacement Options or Stock Appreciation Rights having a lower exercise price; or Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

Sch. A-10

(v)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(vi)	Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.	Amendment and Termination; Corrections

(a)	Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with CSE Policies. For greater certainty, the Board may amend, alter, suspend, discontinue or terminate the Plan, provided that such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of applicable securities exchange).

(b)	Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this (b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

Sch. A-11

(i)	either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this (i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)	Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.	Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	U.S. Securities Laws

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the Securities Act or under any securities law of any state of the United States of America and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act and any Shares shall be affixed with an applicable restrictive legend as set forth in the Award Agreement. The Awards may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Awards or the securities underlying the Awards, which could result in such U.S. Award Holder not being able to dispose of any Shares issued on exercise of Awards for a considerable length of time. Each U.S. Award Holder or anyone who becomes a U.S. Award Holder, who is granted an Award in the United States, who is a resident of the United States or who is otherwise subject to the Securities Act or the securities laws of any state of the United States will be required to complete an Award Agreement which sets out the applicable United States restrictions.

Sch. A-12

Section 10.	General Provisions

(a)	No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)	Award Agreements. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)	Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)	No Rights of Shareholders. Neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)	Governing Law. The internal law, and not the law of conflicts, of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

Sch. A-13

(i)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)	Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)	Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11.	Effective Date of the Plan

The Plan was adopted by the Board on [●], 2026. The Plan shall be subject to approval by the shareholders of the Company which approval will be within 12 months after the date the Plan is adopted by the Board.

Section 12.	Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the earlier of the tenth anniversary of the date the Plan is approved by the shareholders of the Company, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Sch. A-14

SCHEDULE “B”

SPECIAL RESOLUTIONS OF THE SHAREHOLDERS

OF

GROWN ROGUE INTERNATIONAL INC.

(THE “CORPORATION”)

AMENDMENT TO ARTICLES - CONSOLIDATION

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	the articles of the Corporation be amended to consolidate each of the issued and outstanding subordinate voting shares and multiple voting shares of the Corporation (collectively, the “Shares”) on the basis of up to thirty (30) pre-consolidation Shares of the Corporation into one (1) post-consolidation Share of the Corporation (the “Consolidation”), and further authorizing the directors in their sole discretion when and if to effect the Consolidation, in each case without requirement for further approval, ratification or confirmation by shareholders, as more particularly described in the proxy statement and management information circular dated [●], 2026 of the Corporation, provided that any fractional Share resulting from the Consolidation shall be rounded to the nearest whole Share. In all other respects, the post-consolidated Shares will have the same attributes as the existing subordinate voting shares and multiple voting shares, as applicable;

2.	notwithstanding that this resolution has been duly passed by the shareholders of the Corporation, the directors of the Corporation be, and they are hereby authorized and directed to revoke this resolution at any time prior to the issue of a certificate of amendment giving effect to the Consolidation and to determine not to proceed with the amendment of the articles of the Corporation without further approval of the shareholders of the Corporation; and

3.	any director or officer of the Corporation be and he or she is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such other acts or things as he or she may determine to be necessary or advisable to give effect to this resolution, including, without limitation, the execution and delivery of the articles of amendment in the prescribed form to the Director appointed under the Business Corporations Act (Ontario), the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.”

Sch. B-1

Grown Rogue International Inc.

Form of Proxy – Annual and Special Meeting to be held on October 26, 2026	Trader’s Bank Building 702, 67 Yonge Street Toronto ON M5E 1J8

Appointment of Proxyholder

I/We being the undersigned holder(s) of Grown Rogue International Inc. hereby appoint Stephen Gledhill, director of the Company, or failing him, Sean Conacher, director of the Company.

OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Grown Rogue International Inc. (the “Company”) to be held at the offices of Miller Thomson LLP, Scotia Plaza, 40 King Street West, Suite 6600, Toronto, Ontario, M5H 3S1 on October 26, 2026, at 11:00 a.m. (Eastern Daylight Time) or at any adjournment thereof.

1.	Election of Directors.	For	Withhold
a.	J. Obie Strickler	☐	☐
b.	Stephen Gledhill	☐	☐
c.	Sean Conacher	☐	☐
d.	Ryan Kee	☐	☐
2.	Appointment of Auditors. to appoint Turner, Stone & Company, L.L.P. as the Company’s independent auditors until the next annual meeting of shareholders and to authorize the directors to fix the auditors’ remuneration	For ☐	Withhold ☐
3.	Amended and Restated Equity Incentive Plan. to consider and, if deemed appropriate, to pass, with or without variation, an ordinary resolution approving the Company’s amended and restated long-term equity based incentive plan.	For ☐	Against ☐
4.	Consolidation. to consider and, if deemed appropriate, to pass, with or without variation, a special resolution authorizing and approving a consolidation of the Company’s issued and outstanding subordinate voting shares and multiple voting shares on the basis of one (1) post-consolidation share for up to thirty (30) pre-consolidation shares, as more particularly described in the Circular	For ☐	Against ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

		Signature(s):	Date

MM / DD / YY
Interim Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email.	☐	Annual Financial Statements – Check the box to the right if you would like to Choose an item. the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email.	☐

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 11:00 a.m. (Eastern Daylight Time), on October 22, 2026. Notes to Proxy
1.

Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.

2.	If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.
4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5.

The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

To Vote Your Proxy Online please visit: https://vote.odysseytrust.com You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.